UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

––––––––––––––––––––––––––––––––––

SCHEDULE 14A

__________________________________

Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BRC Group Holdings, Inc.
(Name of Registrant As Specified In Its Charter)

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BRC GROUP HOLDINGS, INC.

April 9, 2026

Dear Fellow Stockholders:

We are pleased to invite you to BRC Group Holdings’ 2026 Annual Meeting to be held virtually on May 19, 2026 at 8:00 a.m. Pacific Time. Your vote and representation are important to us. Even if you are unable to attend the meeting, we hope you will exercise your vote.

We appreciate your continued support and investment in BRC Group Holdings, Inc. Over the past 29 years, we built a portfolio of companies in financial services, telecom, and retail, which includes a core financial services platform that provides small cap and middle market companies customized end-to-end solutions at every stage of the enterprise life cycle. With a steadily improving investment environment for small-cap and middle market companies, we believe BRC Group Holdings’ portfolio is well positioned to grow its leadership position in this underserved market through joining specialized knowledge and a nuanced understanding of innovative, growing companies with the ability to meet their needs and aspirations.

Whether or not you plan to attend the annual meeting online, and regardless of the number of shares you own, it is important that your shares be represented at the annual meeting. The attached notice of meeting and proxy statement describe the matters to be acted upon at our annual meeting. Both stockholders of record and “street name” stockholders will be able to attend the annual meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the annual meeting. Please see the attached proxy statement for important registration and access information.

Accordingly, if you have received a proxy card, we urge you to promptly complete and return it to the inspector of elections in the postage-prepaid envelope provided, or to promptly use the telephone or Internet voting system. If you do attend the virtual meeting and wish to vote online during the meeting, you may withdraw your proxy at that time.

Sincerely,
Bryant R. Riley
Chairman and Co-Chief Executive Officer

BRC GROUP HOLDINGS, INC.
11100 SANTA MONICA BOULEVARD, SUITE 800
LOS ANGELES, CA
(310) 966-1444

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 19, 2026

To the Stockholders of BRC Group Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BRC Group Holdings, Inc. will be held on May 19, 2026, at 8:00 a.m. Pacific Time, exclusively via live webcast, for the following purposes:

1.      To elect seven (7) directors to hold office for a one-year term to expire at the Company’s 2027 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

2.      To ratify the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.      To approve, on an advisory basis, the compensation of our named executive officers.

4.      To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Company’s Board of Directors has fixed the close of business on March 26, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. All stockholders are invited to attend the virtual meeting. To participate in the virtual meeting, you will need the control number included on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form.

By Order of the Board of Directors,
Bryant R. Riley Chairman and Co-Chief Executive Officer

Los Angeles, California
April 9, 2026

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING ONLINE. WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL MEETING, IF YOU HAVE RECEIVED A PROXY CARD, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. IF YOU RECEIVED A PROXY CARD, A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. PLEASE NOTE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME AND EMAIL THAT PROXY TO virtualmeeting@viewproxy.com, NO LESS THAN ONE HOUR IN ADVANCE OF THE MEETING.

BRC GROUP HOLDINGS, INC.
11100 SANTA MONICA BOULEVARD, SUITE 800
LOS ANGELES, CA
(310) 966-1444

PROXY STATEMENT
2026 ANNUAL MEETING OF STOCKHOLDERS
To be held on May 19, 2026

i

BRC GROUP HOLDINGS, INC.

11100 SANTA MONICA BOULEVARD, SUITE 800
LOS ANGELES, CA

(310) 966-1444

PROXY STATEMENT
For Annual Meeting of Stockholders to be held on May 19, 2026

General

The Board of Directors (the “Board” or “Board of Directors”) is soliciting proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of BRC Group Holdings, Inc. to be held on May 19, 2026, at 8:00 a.m. Pacific Time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be a virtual meeting conducted exclusively via live webcast.

All references to “us”, “we”, “our”, “BRC” and the “Company” refer to BRC Group Holdings, Inc. and its subsidiaries.

Solicitation of Proxies

The Board is soliciting the accompanying proxy. In accordance with unanimous recommendations of our Board, the individuals named in the proxy will vote all shares represented by proxies in the manner designated, or if no designation is made, they will vote the proxies FOR the election of all of the director nominees, FOR proposal 2 and FOR proposal 3. In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement, or adjournment of the Annual Meeting. As of the date of this proxy statement, the Board does not know of any other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. The individuals acting as proxies will not vote on a particular matter if the proxy card representing those shares instructs them to abstain from voting on that matter or to the extent a proxy card is marked to show that some of the shares represented by the proxy card are not to be voted.

Shares Outstanding and Required Vote

Only holders of record of shares of our common stock at the close of business on the record date, March 26, 2026, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on March 26, 2026, the Company had 34,798,366 shares of common stock outstanding and entitled to vote held by 131 stockholders of record. Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. At any meeting of stockholders, the holders of a majority in voting power of all issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, will constitute a quorum for the transaction of business.

All votes will be tabulated by the inspector of elections appointed for the meeting by the Board of Directors, who will tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker shares that are voted as to any matter at the meeting will be included in determining if a quorum is present online or represented at the Annual Meeting. Any broker holding shares of record for you is not entitled to vote on certain matters unless the broker receives voting instructions from you. Uninstructed shares, or broker non-votes, result when shares are held by a broker who has not received instructions from its customer on such matters and the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that the broker lacks voting authority. The effects of broker non-votes and abstentions on the specific items to be brought before the Annual Meeting are discussed under each item.

The vote required for each proposal is set forth in the applicable proposal in this proxy statement.

Important Information About the Annual Meeting and Voting — Attending the Annual Meeting

To participate in the virtual meeting, you must register at https://web.viewproxy.com/BRC/2026 by 8:59 p.m. Pacific Time on May 18, 2026. Once you register, you will be sent a unique link and password for the webcast.

•        Record Holders:    To register, holders of record will be required to enter their name, phone number and address information and they will be asked to indicate if they plan to vote at the meeting.

•        Beneficial Holders:    For beneficial holders, you will be asked to enter the same information. In addition, as part of registration beneficial holders will be asked to upload or email a legal proxy from their bank or broker. Accordingly, beneficial holders must request a legal proxy from their bank or broker in order to vote during the meeting. If you choose to attend the meeting and not vote, you will not need a legal proxy but you will need to provide proof of ownership by uploading during registration your most recent broker account statement, copy of a proxy card, or voter instruction form so that we can verify your ownership of BRC Group Holdings, Inc. stock. On the day of the annual meeting, you may only vote during the meeting by e-mailing or uploading a copy of your legal proxy to vm@allianceadvisors.com during registration or no less than one hour in advance of the meeting.

In order to vote at the annual meeting, you will need a control number. If you are a holder of record, your virtual control number will be printed on your proxy card or your Notice (defined below — see “Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be Held on May 19, 2026”).

If you are a beneficial holder that has requested to vote during the meeting and has uploaded or emailed a legal proxy from your broker or banker, a control number will be assigned to you during the registration process.

On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by logging in using the link and password you received via email in your registration confirmation. The meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online login will begin at 7:45 a.m. Pacific Time, and you should allow ample time for the login procedures. If you experience technical difficulties during the check-in process or during the meeting, please e-mail virtualmeeting@viewproxy.com or call 1-866-612-8937.

Important Information About the Annual Meeting and Voting — How Do I Vote?

You may vote by attending the virtual Annual Meeting and voting online during the Annual Meeting webcast or you may vote by submitting a proxy.

At the Virtual Meeting.    Shares held in your name as the stockholder of record may be voted by you online at the Annual Meeting at https://web.viewproxy.com/BRC/2026 or www.AALvote.com/BRC. Shares held beneficially in “street name” may be voted by you online at the Annual Meeting only if you obtain a legal proxy from the broker or other agent that holds your shares, giving you the right to vote the shares, and more information is below.

By Mail.    Stockholders who ask for and receive a paper proxy card may vote by mail and should complete, sign and date their proxy card and mail it in the pre-addressed envelope that will accompany the delivery of the paper proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted.

By Internet before the meeting.    For shares registered in your name, you may go to https://web.viewproxy.com/BRC/2026 or www.AALvote.com/BRC to transmit a proxy to vote your shares by means of the Internet. For shares registered in the name of a broker or bank, you may go to www.proxyvote.com to transmit a proxy to vote your shares by means of the Internet. You will be required to provide your 11 digit control number, which is contained on the Notice or the proxy card, as applicable. We must receive votes submitted before the Annual Meeting via the Internet by 8:59 p.m. Pacific Time on May 18, 2026.

By Telephone.    For shares registered in your name, you may grant a proxy to vote your shares by telephone. The telephone voting procedures are designed to authenticate your identity, to allow you to grant a proxy to vote your shares, and to confirm that your instructions have been recorded properly. To vote shares registered in your name by telephone, call 1-(866)-804-9616 by 8:59 p.m. Pacific Time on May 18, 2026. Please see the instructions on the Notice or the proxy card, as applicable.

For shares registered in the name of a broker or bank.    Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote online at the Annual Meeting, your online vote at the Annual Meeting will not be effective unless you email a legal proxy, issued in your name from your broker, bank or other nominee, to virtualmeeting@viewproxy.com no less than one hour in advance of the meeting, but preferably by the registration deadline.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares in advance of the Annual Meeting. See above under “Important Information About the Annual Meeting and Voting — Attending the Annual Meeting” for more details on the registration and access process.

Revocation of Proxies

You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Continental Stock Transfer and Trust Company, our transfer agent. If you are a stockholder of record and give a proxy, you may revoke it at any time before its use, either:

(1)    by revoking it online at the Annual Meeting;

(2)    by writing, delivered to our Corporate Secretary at 11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025 before the proxy is used; or

(3)    by a later dated proxy card delivered to us at the above noted address before the proxy is used.

Your presence at the virtual meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast.

If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote online at the Annual Meeting.

Cost and Method of Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card, the Notice and any additional information furnished to our stockholders. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers, or other regular employees. No additional compensation will be paid to directors, officers, or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.

Stockholder List

A complete list of registered stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose related to the meeting, via a secure link that will be provided during the virtual meeting. The link will provide a protected PDF version of our registered stockholders list.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2026.

Under rules adopted by the Securities and Exchange Commission (“SEC”), the Company is making this proxy statement and the Company’s 2025 Annual Report to Stockholders (the “2025 Annual Report”) available on the Internet instead of mailing a printed copy of these materials to each stockholder. We are sending to our stockholders a copy of the Notice of Internet Availability of Proxy Materials (the “Notice”), which will instruct you as to how you may access and review the proxy materials online. The Notice will be mailed, and this proxy statement will first be made available, to stockholders on or about April 9, 2026. If you would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

Copies of this proxy statement and our 2025 Annual Report to stockholders are still also available online at: https://web.viewproxy.com/BRC/2026.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Company’s board of directors has nominated each of Robert L. Antin, Tammy Brandt, Thomas J. Kelleher, Renée E. LaBran, Randall E. Paulson, Bryant R. Riley, and Mimi K. Walters to be elected as a director at the Company’s Annual Meeting. If elected, the nominees will serve as directors until the Company’s annual meeting of stockholders in 2027, or until their respective successors are duly elected and qualified or their earlier death, resignation, or removal. Robert D’Agostino will not stand for re-election at the Annual Meeting, and his term will end at the commencement of the Annual Meeting. Mr. D’Agostino’s decision not to stand for re-election at the annual meeting was not due to any disagreement with the Company on any matters related to the Company’s operations, policies or practices. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Company’s board of directors may designate. Upon expiration of the term of any director, the successor to such director (or such director, if such director is re-elected) will be elected for a one-year term at the next annual meeting of stockholders.

The Company recognizes the importance of diversity at all levels of our organization, including our Board of Directors. We consider all aspects of diversity in determining the composition of and related appointments to our Board. This includes, but is not limited to, the balance of relevant skills, knowledge, experience and merit in the businesses and industries in which we operate, in addition to diverse backgrounds and perspectives which align with the strategic needs of the Company and the needs required for our Board to be effective. We respect the value and benefits that diverse perspectives can bring to our organization. There are no familial relationships between any of the Company’s directors or the Company’s executive officers and any other director or executive officer. No arrangement or understanding exists between any nominee and any other person or persons pursuant to whom any nominee was or is to be selected as a director or director nominee of the Company.

Information Regarding Directors

The following table provides the name, age, and position(s) of each of our directors as of March 26, 2026:

Name	Age	Committees
Bryant R. Riley	59	None.
Thomas J. Kelleher	58	None.
Robert L. Antin	76	Compensation Committee, Environmental, Social and Corporate Governance Committee
Tammy Brandt	51	Compensation Committee
Robert D’Agostino	59	Audit Committee, Compensation Committee*
Renée E. LaBran	66	Audit Committee, Environmental, Social and Corporate Governance Committee
Randall E. Paulson	64	Audit Committee*
Mimi K. Walters	63	Environmental, Social and Corporate Governance Committee*

____________

*        Chairman of the respective committee.

Our Nominees for Director

Bryant R. Riley has served as our Chairman and Co-Chief Executive Officer since June 2014 and July 2018 respectively, and as a director since August 2009. He also previously served as our Chief Executive Officer from June 2014 to July 2018. In addition, Mr. Riley served as the Chairman of B. Riley & Co., LLC since founding the stock brokerage firm in 1997 until its combination with FBR Capital Markets & Co., LLC in 2017 and as Chief Executive Officer of B. Riley & Co., LLC from 1997 to 2006. He also served as Chairman of B. Riley Principal Merger Corp. from April 2019 to February 2020, at which time it completed its business combination with Alta Equipment Group, Inc. (NYSE: ALTG); as Chairman of B. Riley Principal Merger Corp. II from May 2020 to November 2020 at which time it had completed it business combination with Eos Energy Enterprises Inc. (NASDAQ: EOSE); and as Chairman of B. Riley Principa1 150 Merger Corp. from June 2020 to July 2022, at which time it completed its business combination with FaZe Holdings, Inc. (NASDAQ: FAZE). He served as Chairman of B. Riley Principal 250 Merger Corp. from May 2021 until its dissolution in May 2023. Since November 2024, Mr. Riley has served on the board of Great American Holdings, LLC. Mr. Riley served as director of Select Interior Concepts, Inc. from November 2019 until October 2021. He also previously served on the board of Babcock & Wilcox Enterprises, Inc. (NYSE: BW) from April 2019 to September 2020; Sonim Technologies, Inc. (NASDAQ: SONM) from October 2017 to March 2019; and Freedom VCM Holdings, LLC (the indirect parent entity for Franchise Group, Inc., a public company (NASDAQ: FRG), with the last day of trading of 8/21/23) from September 2018 through March 2020, rejoining in August of 2023. Freedom VCM Holdings, LLC and certain other affiliates, filed for bankruptcy on November 3, 2024 and Mr. Riley resigned as director in June 2025. Mr. Riley received his B.S. in Finance from Lehigh University. Mr. Riley’s experience and expertise in the investment banking industry provides the Board with valuable insight into the capital markets. Mr. Riley’s extensive experience serving on other public company boards is an important resource for the Board.

Thomas J. Kelleher has served as our Co-Chief Executive Officer since July 2018 and as a member of our board since October 2015. He also previously served as President from August 2014 to July 2018. Mr. Kelleher previously served as Chief Executive Officer of B. Riley & Co., LLC, a position he held from 2006 to 2014. From the firm’s founding in 1997 to 2006, Mr. Kelleher held several senior management positions with B. Riley & Co., LLC, including Chief Financial Officer and Chief Compliance Officer. Mr. Kelleher served on the board of directors of Special Diversified Opportunities Inc. from October 2015 to June 2017. He received his Bachelor of Science in Mechanical Engineering from Lehigh University. Mr. Kelleher’s experience and expertise in the investment banking industry provides the Board with valuable insight into the capital markets. Mr. Kelleher’s executive leadership experience is an important resource for the Board.

Robert L. Antin has served as a member of the Board since June 2017. Mr. Antin was a co-founder of VCA Inc., a national animal healthcare company that provides veterinary services, diagnostic testing and various medical technology products and related services to the veterinary market and was publicly traded (NASDAQ: WOOF) until the company was privately acquired in September 2017. Mr. Antin has served as a Chief Executive Officer and President at VCA Inc. since its inception in 1986. Mr. Antin also served as the Chairman of the Board of VCA, Inc. from inception through the September 2017 acquisition. Mr. Antin currently serves on the Board of Directors of Rexford Industrial Realty, Inc. (NYSE: REXR) since July 2013. He previously served on the Board of Heska Corporation (NASDAQ: HSKA) from November 2020 to May 2023. From September 1983 to 1985, Mr. Antin was President, Chief Executive Officer, a director, and co-founder of AlternaCare Corp., a publicly held company that owned, operated and developed freestanding out-patient surgical centers. From July 1978 until September 1983, Mr. Antin was an officer of American Medical International, Inc., an owner and operator of health care facilities. Mr. Antin received his MBA with a certification in hospital and health administration from Cornell University. Mr. Antin’s executive leadership experience provides an important resource to the Board.

Tammy Brandt has served as a member of the Board since December 20, 2021. Since February 2023, Ms. Brandt has served as a senior member of the legal team at Creative Artists Agency (CAA), a leading global entertainment and sports agency. From March 2021 to January 2023, Ms. Brandt served as Chief Legal Officer; Head of Business and Legal Affairs at FaZe Clan Inc. (NASDAQ: FAZE), a leading gaming, lifestyle, and media platform. She has served on the Lambda Legal West Coast Leadership Board from 2019 to December 2024, and has served as a member of the Bluffton University Board of Trustees since July 2023. From 2018 to June 2022, Ms. Brandt served on the Board of Cayton Children’s Museum, including as chair of its Audit Committee and a member of its Nomination and Governance Committee. From May 2017 to May 2021, she served as Chief Legal Officer at Dreamscape Immersive, and previously served as Chief Corporate, Securities, M&A and Alliance Counsel at DXC Technology and its predecessor, Computer Sciences Corporation; and as General Counsel at ServiceMesh, Inc., an enterprise software company in the cloud management space. Ms. Brandt is a graduate of Notre Dame Law School, where she was Managing Editor of the Notre Dame Law Review, and graduated summa cum laude with a Bachelor of Science in economics and business administration from Bluffton University. Ms. Brandt’s business and legal experience provide an important resource to the Board.

Renée E. LaBran has served as a member of the Board since August 11, 2021. Ms. LaBran co-founded Rustic Canyon Partners, a technology venture capital fund launched in 2000, and has served from 2006 to 2021 as Partner with Rustic Canyon/Fontis Partners, an investment fund which is now completed, targeting growth investments and lower middle market buy-outs in media, consumer goods, and business and consumer services industries. During this time, she served as a board director and advisor to multiple portfolio companies while providing oversight of her investment firm’s finance and operations functions. Ms. LaBran currently serves on the board of Idealab, Inc. since March 2015, and as Interim President of FindLaw (recently acquired by Internet Brands), a digital media, marketing services, and software company, since December 2024. Ms. LaBran previously served on the boards of

Stravos Education, LLC from August 2022 to March 2026; Iconic Sports Acquisition Corp (NYSE:ICNC-UN) from October 2021 to October 2023; Sambazon, Inc. from 2009 to 2021; and TomboyX from 2018 to 2019. From March 2015 to December 2020, she served as a governor-appointed non-attorney public member on the Board of Trustees for the State Bar of California. Ms. LaBran is an Adjunct Professor at UCLA Anderson School of Management’s MBA program, earned an M.B.A. with distinction from Harvard Business School, and received an A.B. degree in Economics from UC Berkeley. Ms. LaBran’s board experience, business and financial acumen, and venture capital experience provide an important resource to the Board.

Randall E. Paulson has served as a member of the Board since June 18, 2020. Mr. Paulson currently serves on the Board of Directors of Dash Medical Holdings, LLC, and, as of March 2026, Superior Roofing Holdco LLC. He also served on the board of Testek, Inc. from 2016 to November 2024 when the company was sold. Testek was a portfolio company of Odyssey Investment Partners, LLC where he served as a Managing Principal from 2005 to 2019. Prior to this, Mr. Paulson was Executive Vice President — Acquisitions and Strategic Development at National Financial Partners, a New York based consolidator of independent financial services distribution firms. From 1993 to 2000, Mr. Paulson was at Bear, Stearns & Co. Inc. where he was a Senior Managing Director in the M&A and Corporate Finance groups. Prior to Bear Stearns, Mr. Paulson was a member of GE Capital’s merchant banking group. A native of Minnesota, Mr. Paulson received a BSB in Accounting from the University of Minnesota and his MBA from the Kellogg Graduate School of Management at Northwestern University. Mr. Paulson’s financial services industry and accounting experience will provide an important resource to the Board.

Mimi K. Walters has served as a member of the Board since July 12, 2019. She served from 2015 to 2019 as the U.S. Representative for California’s 45th Congressional District. She has worked on key legislation, business and policy initiatives related to technology, energy, environmental and healthcare, including the opioid crisis and veterans’ medical services. As a member of House leadership, she served on the Energy and Commerce Committee, the Judiciary Committee and the Transportation and Infrastructure Committee. Ms. Walters represented California’s 37th State Senate District from 2008 to 2014, where she served on the Banking and Financial Institutions Committee and as Vice Chair for the Public Employment and Retirement Committee. From 2004 to 2008, she represented California’s 73rd Assembly District. Ms. Walters was a member of the Laguna Niguel City Council from 1996 to 2004, serving as Mayor in 2000, and chair of Laguna Niguel’s Investment and Banking Committee. Previously, Ms. Walters was an investment executive at Drexel Burnham Lambert and, subsequently, Kidder, Peabody & Co. from 1988 to 1995. From November 2019 to March 2026, Ms. Walters served as the Chief Commercial Officer for Leading Edge Power Solutions, LLC. Currently, she serves on the Board of Directors of Eos Energy Enterprises, Inc. (NASDAQ: EOSE) since November 2020, Pacific Specialty Insurance Company since January 2025, and Soaring Aerospace, Inc. (f/k/a Soaring Technologies) since July 2025. Ms. Walters earned a Bachelor of Arts in political science from the University of California, Los Angeles. Ms. Walters extensive political and financial experience provides an important resource to the Board.

Vote Required and Board of Directors’ Recommendation

Each director nominee shall be elected to the Board if a majority of the votes cast are in favor of such nominee’s election; provided, however, that, if the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented online or by proxy and entitled to vote on such election of directors. A nominee will be deemed to receive a majority of the votes cast in favor of such nominee’s election if the number of votes cast “For” such nominee’s election exceeds the number of votes cast “Against” that nominee’s election (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” that director’s election). You may vote “For”, “Against”, or “Abstain” from voting for the listed nominees. The persons named in the enclosed proxy will vote the proxies they receive “For” the election of the nominees named above unless a particular proxy card provides contrary instructions or is signed and provides no specific instructions as to a nominee. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may take any appropriate action, including decreasing the number of directors or filling a vacancy. If, before the Annual Meeting, any nominee becomes unable to serve, an event that is not anticipated by the Board, the proxies will be voted for the election of whomever the Board may designate.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board (the “Audit Committee”) has selected BDO USA, P.C. (“BDO”) as our independent public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of our independent public accounting firm for ratification by our stockholders at our Annual Meeting. Representatives of BDO are expected to be online at the virtual Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO as our independent public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO. Even if the selection is ratified, the Audit Committee may, in their discretion, direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.

Dismissal of Previous Independent Registered Public Accounting Firm

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 12, 2025, on September 8, 2025, the Audit Committee of the Board of Directors of the Company dismissed Marcum LLP (“Marcum”), the Company’s prior independent registered public accounting firm, effective upon the completion of its audit and the issuance of its report on the Company’s consolidated financial statements and internal control over financial reporting for the Company’s fiscal year ended December 31, 2024, which was included in the Company’s Annual Report on Form 10-K for that year filed with the SEC on September 19, 2025.

Marcum’s audit report on the Company’s consolidated financial statements for the Company’s fiscal year ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through September 8, 2025, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the following material weaknesses in the Company’s internal control over financial reporting:

•        The Company identified a separate material weakness relating to information technology general controls (“ITGCs”) issues in one of the B. Riley Advisory Holdings, LLC subsidiaries primarily related to ineffective controls over user access management over a certain business application. As a result, business process automated and manual controls that were dependent on the affected ITGCs could have been adversely impacted.

•        The Company was unable to rely on a System and Organization Controls (“SOC”) 1 Type 2 report associated with the utilization of a third-party service organization’s hosted information technology (“IT”) solution for the processing of customer sales and billing information in the Company’s Marconi Wireless subsidiary. As a result, the internal control processes performed by the third-party service organization were not designed or implemented to operate at a sufficient level of precision. As such, the Company could not rely on the information produced by the system. Business process automated and manual controls that were dependent on these controls could have been adversely impacted.

•        The Company identified two material weaknesses in controls related to ITGCs at the Company’s Lingo Management, LLC and Tiger US Holdings, Inc. subsidiaries in the areas of user access, program change management, and IT operations over IT systems and the reports generated from these systems used in the execution of controls that support the Company’s financial reporting processes. As a result, business-process automated and manual controls that were dependent on the affected ITGCs could have been adversely impacted.

•        The Company identified a material weakness relating to the operating effectiveness of management’s review controls over level 3 investment valuations such that management’s review procedures were not operating at a level of precision sufficient to prevent or detect a potential material misstatement in the consolidated statements. Specifically, management’s review procedures were not operating at a level of precision sufficient to prevent or detect a potential material misstatement in the consolidated financial statements.

•        The Company identified a material weakness relating to the operating effectiveness of management’s precision of their review controls to identify and disclose material related party transactions in accordance with Accounting Standards Codification 850, Related Party Disclosures.

•        The Company identified a material weakness relating to the operating effectiveness of management’s review controls over the income tax provision such that management’s review procedures were not operating at a level of precision to prevent or detect a potential material misstatement in the consolidated statements.

•        The Company identified a material weakness relating to the operating effectiveness of management’s review controls over goodwill such that management did not adequately evaluate relevant factors and indicators to determine whether it was more likely than not that the fair value of a business segment was less than the carrying amount of goodwill and other intangibles assigned to that reporting unit as well as a lack of appropriate approval in accordance with Company policy over significant decisions involving goodwill.

•        The Company identified a material weakness related to the design and operating effectiveness of controls related to journal entry review and approval. A lack of segregation of duties within a journal entry approval workflow was identified. A system workflow did not systemically prevent individuals who could submit certain journal entries to also approve the same entries. Additionally, the Company did not retain evidence of review of certain journal entries.

•        The Company identified material weaknesses in controls related to ITGCs at Bebe Stores Inc. in the areas of user access, program change management, and IT operations over IT systems and the reports generated from these systems used in the execution of controls that support the Company’s financial reporting processes. As a result, business process automated and manual controls that were dependent on the affected ITGCs could have been adversely impacted. Additionally, the Company did not consistently retain evidence of review, further contributing to the material weakness.

•        The Company identified a material weakness in controls due to its inability to rely on the SOC 1 Type 2 reports associated with two third-party service organizations that support significant elements of its financial reporting processes over B. Riley Retail Solutions, LLC. Specifically, the Company did not have adequate ITGCs in place over the IT systems and related reports at these third-party service providers, which are used in the execution of controls supporting the Company’s financial reporting. As a result, business process automated and manual controls that were dependent on these ITGCs at the service organizations could have been adversely impacted.

The reportable events disclosed above were discussed among the Audit Committee and Marcum.

The Company provided Marcum with a copy of the disclosures above and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter, dated September 12, 2025, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on September 12, 2025.

Appointment of New Independent Registered Public Accounting Firm

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 12, 2025, on September 8, 2025, the Audit Committee approved the appointment of BDO as the Company’s independent registered public accounting firm to perform independent audit services for the fiscal year ended December 31, 2025, subject to completion of BDO’s standard client acceptance procedures and execution of an engagement letter. In considering the appointment of a new auditor, the Company identified firms that it believed were qualified to serve as auditor for a company with the size and complexity of the Company. In each case the Company identified issues that might impact the independence of the qualified firm. The Audit Committee considered these issues carefully in choosing a new auditor. The Company is providing this disclosure to explain the facts and circumstances, as well as BDO’s and the Audit Committee’s conclusions, concerning BDO’s objectivity and impartiality.

Prior to its appointment as auditor, BDO informed the Company that it would not be independent with respect to the performance of the audit of the financial statements of the Company for the year ended December 31, 2025, due to certain non-audit services (payroll, corporate secretarial, treasury/accounts payable and third-party licensed software) that were performed by BDO member firms during the period under audit for affiliates of the Company. All services performed by BDO member firms that would be considered an impairment of BDO’s independence were terminated in April 2025.

For the following reasons, the Audit Committee of the Company and BDO have each concluded, and are of the view that a reasonable investor with knowledge of all relevant facts and circumstances would conclude, that the provision of these services would not impair BDO’s objectivity and impartiality with respect to BDO’s audit of the Company’s financial statements for the year ended December 31, 2025:

1.      The non-audit services performed by the BDO member firms ceased prior to BDO’s appointment as auditor.

2.      The BDO member firms were engaged by a limited number of smaller foreign subsidiaries of one of the Company’s many businesses.

3.      The non-audit services performed by the BDO member firms did not have a quantitative or qualitative material impact on the consolidated financial statements of the Company.

4.      The fees earned from the non-audit services by BDO member firms were qualitatively and quantitatively inconsequential and immaterial to both the Company and BDO.

5.      The BDO audit engagement team will have no interaction with the BDO member firms’ non-audit services teams in the conduct of their audit. No personnel from the BDO member firms who worked on the non-audit services will be part of the audit team or have any involvement in the audit.

During the Company’s fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent interim period through September, 8, 2025, neither the Company nor anyone acting on behalf of the Company has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Audit and All Other Fees

The following table sets forth the fees for services provided to us by both BDO and our former auditors, Marcum LLP for the fiscal year ended December 31, 2025 and services provided to us by Marcum only for fiscal year 2024:

	Fiscal 2025	Fiscal 2024
BDO
Audit Fees(1)	$9,511,596	$—
Audit-Related Fees(2)	—	—
Tax Fees	43,626	—
All Other Fees	—	—
TOTAL	$9,555,222	$—

Marcum
Audit Fees(1)	$—	$10,501,500
Audit-Related Fees(2)	—	1,278,400
Tax Fees	—	—
All Other Fees	—	—
TOTAL	$—	$11,779,900

____________

(1)      Audit Fees consist of audit and various attest services and include the following for the years ended December 31, 2025 and 2024: (a) reviews of our financial statements for the quarterly periods ended March 31, June 30, and September 30, and (b) the audit of our financial statements for the year ended December 31.

(2)      Audit-Related fees in connection with SEC investigation.

Audit Committee Pre-Approval Policy

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by BDO and Marcum during fiscal years 2025 and 2024 were pre-approved by the Audit Committee.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority in voting power of our common stock present online or represented by proxy and entitled to vote on such proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL NO. 3
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC rules.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Compensation Committee of the Board (the “Compensation Committee”) believes an effective compensation program is one that is designed to recruit and retain executive leadership focused on attaining long-term corporate goals and increasing stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.

We urge stockholders to read the “Executive Compensation” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. The Board and the Compensation Committee believe that the policies and procedures described and explained therein are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement supports and contributes to the Company’s long-term success.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority in voting power of our common stock present online or represented by proxy and entitled to vote on such proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ADVISORY BASIS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its responsibilities and to serve the interests of the Company and our stockholders. The corporate governance guidelines are available for review on our website at https://ir.brcgh.com/documents-and-charters.

Director Independence

Our Board has unanimously determined that six of our directors — Robert Antin, Tammy Brandt, Robert D’Agostino, Renée E. LaBran, Randall Paulson, and Mimi Walters, a majority of the Board — are “independent” directors as that term is defined by Nasdaq Marketplace Rule 5605(a)(2). In addition, based upon such standards, the Board determined that Bryant Riley and Thomas Kelleher are not “independent” because of their service as employees of the Company.

Nominations for Directors

Our Environmental, Social and Corporate Governance Committee (“ESG Committee”) evaluates and recommends to the Board of Directors director nominees for each election of directors. In fulfilling its responsibilities, the ESG Committee considers the following factors: (i) demonstrated personal integrity and moral character; (ii) willingness to apply sound and independent business judgment for the long-term interests of the stockholders; (iii) relevant business or professional experience, technical expertise or specialized skills; (iv) personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative Board responsive to the Company’s needs; and (v) ability to commit sufficient time to effectively carry out the substantial duties of a director. The ESG Committee and the Board will not consider as a director candidate anyone who is an officer, director or principal of an enterprise which is in substantial competition with the Company. Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the ESG Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The ESG Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board must, and believes that it is preferable that more than one member of the Board should, meet the criteria for an “audit committee financial expert” as defined by SEC rules.

The ESG Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the ESG Committee identifies the desired skills and experience of a new nominee considering the criteria above. If the ESG Committee believes that the Board of Directors requires additional candidates for nomination, the committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third-party search firm to assist in identifying qualified candidates.

The ESG Committee reviews all nominees, including those recommended by stockholders, for nomination by the Board in accordance with the above requirements and qualifications to determine whether they possess attributes the ESG Committee believes would be most beneficial to the Company. The ESG Committee will select qualified candidates and make its recommendations to the Board, which will formally decide whether to nominate the recommended candidates for election to the Board. Stockholders may recommend nominees for consideration by the ESG Committee by submitting the names and the following supporting information to the Company’s Secretary: Corporate Secretary, Stockholder Nominations, BRC Group Holdings, Inc., 11100 Santa Monica Boulevard, Suite 800, Los Angeles, California 90025. The submissions should include a current resume of the candidate and statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

Our Bylaws provide that any stockholder who is entitled to vote at the annual meeting of our stockholders and who complies with the notice requirements described below may nominate persons for election to the Board of Directors. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the first anniversary of the date of the previous year’s annual meeting of stockholders. However, if our annual meeting is more than 30 days before or more than seventy 70 days after such anniversary date, notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not earlier than the close of business the 90th day prior to such annual meeting and not later than the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

The stockholder’s notice relating to director nomination(s) shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our capital stock which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of our capital stock which are beneficially owned by the stockholder, (iii) a representation that the stockholder is a holders of record of our capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such nomination. These notice requirements are deemed satisfied if the stockholder notifies us that he or she intends to present a nomination at the annual meeting in compliance with SEC rules and such stockholder’s nomination has been included in a proxy statement that has been prepared by us.

Stockholder Communications with Directors

Stockholders may communicate with the Board of Directors by sending a letter to the Corporate Secretary, Stockholder Communications of BRC Group Holdings, Inc., 11100 Santa Monica Boulevard, Suite 800, Los Angeles, California 90025. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should indicate in the address whether the communication is intended for the entire Board, the non-management directors as a group or an individual director. Each communication will be screened by the Secretary or his designee to determine whether it is appropriate for presentation to the Board or such director(s). Examples of inappropriate communications include junk mail, spam, mass mailings, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive, or otherwise inappropriate material. Communications determined to be appropriate for presentation to the Board or the director(s) to whom it is addressed will be submitted to the Board or such director on a periodic basis. Any communications that concern complaints regarding accounting, internal controls or auditing matters will be handled in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all our directors, officers, and employees. The Code of Business Conduct and Ethics is available for review on our website at https://ir.brcgh.com/documents-and-charters, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at BRC Group Holdings, Inc., 11100 Santa Monica Boulevard, Suite 800, Los Angeles, California 90025, Attention: Investor Relations. Each of our directors, employees, and officers, including our Co-Chief Executive Officers, Chief Financial Officer, and Chief Accounting Officer, are required to comply with the Code of Business Conduct and Ethics. There have not been any waivers of the Code of Business Conduct and Ethics relating to any of our executive officers or directors in the past year. We will post any waivers, if and when granted, as well as any amendments, on our website at https://ir.brcgh.com/documents-and-charters.

Meetings and Committees of the Board

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur apart from meetings of the Board and committees of the Board.

Meeting Attendance

Our Board normally meets quarterly but may hold additional meetings as required. During fiscal year 2025, the Board held three regularly scheduled meetings, and 14 additional meetings. Each of our directors attended at least 75% of the total number of Board meetings and committee meetings of the Board on which he/she served. We do not have a policy requiring that directors attend our annual meeting of stockholders. A majority of our directors attended our 2025 annual meeting of stockholders.

Committees of the Board of Directors

Our Board currently has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee, and the ESG Committee.

Audit Committee

Our Audit Committee is composed of Randall E. Paulson (Chairperson), Renée E. LaBran, and Robert D’Agostino. Our Board has affirmatively determined that each member of the Audit Committee during 2025 was, and each current member is, independent under Nasdaq Marketplace Rule 5605(a)(2), and meets all other qualifications under Nasdaq Marketplace Rule 5605(c) and the applicable rules of the SEC. Our Board has also affirmatively determined that Randall E. Paulson qualifies as an “audit committee financial expert” as such term is defined in Regulation S-K under the Securities Act of 1933. During 2025, the Audit Committee held four regularly scheduled meetings, and 7 additional meetings. The Audit Committee acts pursuant to a written charter, which is available for review on our website at https://ir.brcgh.com/documents-and-charters. The responsibilities of the Audit Committee include overseeing, reviewing, and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent auditors.

Compensation Committee

Our Compensation Committee is composed of Robert D’Agostino (Chairperson), Robert L. Antin and Tammy Brandt. The Board has affirmatively determined that each member of the Compensation Committee during 2025 was, and each current member is, independent as such term is defined under Nasdaq Marketplace Rule 5605(a)(2) and the applicable rules of the SEC. During 2025, the Compensation Committee held 24 meetings. The Board has adopted a charter for the Compensation Committee (the “Compensation Committee Charter”), which is available for review on our website at https://ir.brcgh.com/documents-and-charters. The Compensation Committee reviews and makes recommendations to the Board concerning the compensation and benefits of our executive officers, including the Co-Chief Executive Officers, and directors, oversees the administration of our stock incentive and employee benefits plans and reviews general policies relating to compensation and benefits.

ESG Committee

Our ESG Committee is composed of Mimi K. Walters (Chairperson), Robert L. Antin and Renée E. LaBran. The Board has affirmatively determined that each member of the ESG Committee during 2025 was, and each current member is, independent as such term is defined under Nasdaq Marketplace Rule 5605(a)(2). The ESG Committee evaluates and recommends to the Board nominees for each election of directors. During 2025, the ESG Committee approved items via Unanimous Written Consent, in lieu of meetings of the Committee. The Board has adopted a charter for the ESG Committee (the “ESG Committee Charter”), and a copy of that charter is available for review on our website at https://ir.brcgh.com/documents-and-charters. The responsibilities of the ESG Committee include making recommendations to the Board with respect to the nominations or elections of directors and providing oversight of our corporate governance policies and practices.

Board Leadership Structure

Pursuant to our Corporate Governance Guidelines and Bylaws, the Board may, but is not required to, select a Chairman of the Board on an annual basis. In addition, the positions of Chairman of the Board and Co-Chief Executive Officer may be filled by one individual or two different individuals. Bryant Riley, our Co-Chief Executive Officer, currently serves as Chairman of our Board.

The Board has determined that its current structure, with a combined Chairman and Co-Chief Executive Officer and independent directors as members of each Board committee, is in the best interests of our Company and our stockholders. The Board believes that combining the Chairman and Co-Chief Executive Officer positions is currently the most effective leadership structure for our Company given Mr. Riley’s in-depth knowledge of many of the businesses and industries in which we operate, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of certain of our customers. In addition, as a member of our Board of Directors since 2009, Chairman of B. Riley & Co., LLC since founding the stock brokerage firm in 1997 and Chief Executive Officer of B. Riley & Co., LLC from 1997 to 2006, and Co-Executive Chairman of B. Riley Securities, Inc. until March 2025. Mr. Riley provides important continuity in the operation of our business and its oversight by our Board. His knowledge and experience, as well as his role as our Co-Chief Executive Officer, position him to elevate the most critical business issues for consideration by our independent directors.

We believe that the independent nature of the Board committees, as well as the practice of our independent directors regularly meeting in executive session without members of the Board who are also members of management including Bryant Riley and Thomas Kelleher or other members of our management present, ensures that our Board maintains a level of independent oversight of management that we believe is appropriate for our Company. We do not have a lead independent director; however, pursuant to our Corporate Governance Guidelines, the non-management members of the Board may at any time decide to appoint a Presiding Director to provide leadership of executive sessions of the Board and consult with the Chairman with respect to matters to be brought before the Board, should it believe that such an appointment would be beneficial to the Company and its stockholders.

Board Role in Risk Management

The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, cybersecurity, financial and reporting, succession and compensation, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, prospects, or reputation.
Audit Committee

Overall risk management profile and policies with respect to risk assessment and risk management, cybersecurity, material pending legal proceedings involving the Company, other contingent liabilities, as well as other risks and exposures that may have a material impact on our financial statements.

Compensation Committee	Risks and exposures associated with management succession planning and executive compensation programs and arrangements, including incentive plans.
ESG Committee	Risks and exposures associated with director succession planning, corporate governance, and overall board effectiveness.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is or has been an officer or employee of the Company. No member of our Compensation Committee or our Board is or has been in 2025 an executive officer of another entity at which one of our executive officers serves or has in 2025 served on either the board of directors or the Compensation Committee. For information about related person transactions involving members of our Compensation Committee, see “Certain Relationships and Related Party Transactions.”

Certain Relationships and Related Party Transactions

Other than as described below, since the beginning of fiscal year 2025, there were no transactions with respect to which we were a participant or currently proposed transactions with respect to which we are to be a participant in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or member of such person’s immediate family had or will have a direct or indirect material interest.

John Ahn

The Company is party to an investment advisory services agreement with Whitehawk Capital Partners, L.P. (“Whitehawk”), a limited partnership controlled by John Ahn, who is the brother of Phil Ahn, the Company’s former Chief Financial Officer, and Chief Operating Officer. Mr. Ahn resigned effective as of June 3, 2025. Pursuant to this agreement, Whitehawk provided investment advisory services for GACP I, L.P. and GACP II, L.P., limited partnership vehicles which were subsidiaries of the Company. On February 1, 2024, one of the Company’s loans receivable with a principal amount of $4,521,000 was sold to a fund managed by Whitehawk for $4,584,000. During the years ended December 31, 2024 and December 31, 2025, management fees paid for investment advisory services by Whitehawk were $2,272,000 and $0, respectively. GACP I, L.P. and GACP II, L.P., were wound down in June 2024 and December 2024, respectively. Whitehawk is no longer a related party upon the departure of Mr. Ahn on June 3, 2025.

Charlie Riley

Charlie Riley is the son of Bryant Riley, the Company’s Chairman and Co-Chief Executive Officer, and is employed by the Company’s subsidiary, B. Riley Principal Investments, LLC as an associate. For 2023, 2024 and 2025, the Company paid Charlie Riley total compensation of $217,785, $246,129 and $297,269 consisting in the case of 2023 and 2024 of salary, bonus, and an award of RSUs, and for 2025, salary and bonus. For 2023, the award of RSUs was for 738 of our common shares, with a grant date fair value of $28,324, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718 (“FASB 718”), that vests ratably over three years beginning on March 15, 2024, subject to continued employment. For 2024, we granted RSUs of 1,460 of our common shares, with a grant date fair value of $24,995, calculated in accordance with FASB 718, that vests ratably over three years beginning on March 15, 2025, subject to continued employment.

Babcock & Wilcox Enterprises, Inc. (“B&W”)

One of the Company’s wholly owned subsidiaries entered into a services agreement with B&W that provided for the President of the Company to serve as the Chief Executive Officer of B&W until November 30, 2020 (the “Executive Consulting Agreement”), unless terminated by either party with thirty days written notice. The agreement was extended through December 31, 2028. Under this agreement, fees for services provided are $750,000 per annum, paid monthly. In addition, subject to the achievement of certain performance objectives as determined by B&W’s compensation committee of the board, a bonus or bonuses may also be earned and payable to the Company. In March 2022, a $1,000,000 performance fee was approved in accordance with the Executive Consulting Agreement. On September 20, 2024, Kenny Young resigned from his position as the President of the Company and the Executive Consulting Agreement with B&W was terminated, and concurrently Mr. Young entered into a one-year consulting agreement (“the Agreement”) to provide services to the Company, pursuant to which he will be paid an annual fee of $250,000 paid on a monthly basis, subject to deduction of damages, fees and expenses that he owes the Company pursuant to the Agreement. The Agreement expired on September 20, 2025 in accordance with its original terms.

On January 18, 2024, the Company, entered into a guaranty (the “Axos Guaranty”) in favor of (i) Axos Bank, in its capacity as administrative agent (the “Administrative Agent”) for the secured parties under that certain credit agreement, dated as of January 18, 2024, among B&W, the guarantors party thereto, the lenders party thereto and the Administrative Agent (the “B&W Axos Credit Agreement”), and (ii) the secured parties. Subject to the terms and conditions of the Axos Guaranty, the Company has guaranteed certain obligations of B&W (subject to certain limitations) under the B&W Axos Credit Agreement, including the obligation to repay outstanding loans and letters of credit and to pay earned interest, fees costs and expenses of enforcing the Axos Guaranty, provided however, that the Company’s obligations with respect to the principal amount of credit extensions and unreimbursed letter of credit obligations under the B&W Axos Credit Agreement shall not at any time exceed $150,000,000 in the aggregate, which is the maximum potential amount of future payments under the guaranty. In consideration for the agreements and commitments under the Axos Guaranty and pursuant to a separate fee and reimbursement agreement, B&W has agreed to pay the Company a fee equal to 2.00% of the aggregate revolving commitments (as defined in the B&W Axos Credit Agreement) under the B&W Axos Credit Agreement, payable quarterly and, at B&W’s election, in cash in full or 50% in cash and 50% in the form of penny warrants.

During the years ended December 31, 2023, December 31, 2024, and December 31, 2025, the Company earned $0, $3,849,648 and $8,009,995 respectively, of underwriting and financial advisory and other fees from B&W in connection with B&W’s capital raising activities. On June 18, 2025, an amendment was made to the Axos Guaranty whereby the Company’s obligations as guarantor were suspended until January 1, 2027. On February 25, 2026, the Axos Guaranty was terminated and is of no further force and effect.

Randall E. Paulson

We owned a minority equity interest (purchased on March 2, 2021 for $2,400,000) in Dash Medical Holdings, LLC (“Dash”). On June 13, 2024, the Company sold its equity interest in Dash for $2,760,000. This transaction was reviewed and approved by the Audit Committee of BRC with Mr. Paulson excluded. Mr. Paulson is a member of the board of directors of Dash and is a Co-Managing member with his partner.

Robert D’Agostino

In September 2023, Q-Mation, Inc. (“Q-Mation”) engaged B. Riley Securities, Inc. to act as exclusive financial advisor in connection with a possible sale or recapitalization transaction. In December 2024, B. Riley Securities, Inc. earned an advisory fee of $2,650,000 for services in connection with the sale of Q-mation. Mr. D’Agostino serves as president of Q-Mation.

Daniel Asher and DBA Trading, LLC

On March 10, 2026, the Company completed a Section 3(a)(9) exchange with DBA Trading LLC (the “Investor”) whereby the Company exchanged 95,354 units of the 5.00% Senior Notes due 2026 (RILYG), 204,159 units of the 6.50% Senior Notes due 2026 (RILYN), 217,000 units of the 5.25% Senior Notes due 2028 (RILYZ) and 215,000 units of the 6.00% Senior Notes due 2028 (RILYT) for 2,240,000 shares of the Company’s Common Stock (the “March 10 3(a)(9) Transaction”). As a result of the March 10 3(a)(9) Transaction, the Investor exceeded five percent ownership of the Company’s Common Stock. Subsequent to the March 10 3(a)(9) Transaction, on March 13, 2026, the Company completed a Section 3(a)(9) exchange with the Investor whereby the Company exchanged 115,860 units of the 5.50% Senior Notes due 2026 (RILYK) for 436,387 shares of the Company’s Common Stock, and on March 26, 2026, the Company completed a Section 3(a)(9) exchange with the Investor whereby the Company exchanged 100,000 units of the 5.50% Senior Notes due 2026 (RILYK) for 352,566 shares of the Company’s Common Stock.

Procedures for Approval of Related Party Transactions

Under its charter, the Audit Committee is charged with reviewing all potential related party transactions. Our policy has been that the Audit Committee, which is comprised solely of independent directors, reviews each potential related party transaction in advance for approval. All such related party transactions are then required to be reported under applicable SEC rules. Pursuant to our Code of Business Conduct and Ethics, our Audit Committee must review and approve in advance all material related party transactions or business or professional relationships. The Code of Business Conduct and Ethics also requires that any dealings with a related party must be conducted in such a way as to avoid preferential treatment and assure that the terms obtained by the Company are no less favorable than could be obtained from unrelated parties on an arm’s-length basis. Aside from this policy and our Code of Business Conduct and Ethics, we have not adopted additional procedures for review of, or standards for approval of, related party transactions, but instead review such transactions on a case-by-case basis.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from our reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner.

MANAGEMENT

Executive officers are elected by our Board and serve at its discretion. There are no family relationships between any director or executive officer and any other directors or executive officers. Set forth below is information regarding our executive officers as of March 26, 2026.

Name	Position	Age
Bryant R. Riley	Chairman and Co-Chief Executive Officer	59
Thomas J. Kelleher	Co-Chief Executive Officer	58
Scott Yessner	Executive Vice President and Chief Financial Officer	56
Alan N. Forman	Executive Vice President, General Counsel and Secretary	65
Howard Weitzman	Senior Vice President, Chief Accounting Officer	64

Bryant Riley and Thomas Kelleher’s biographical information is included above with those of the other members of our Board.

Scott Yessner has served as our Executive Vice President and Chief Financial Officer since June 2025 and has previously served as Chief Financial Officer of Funko, Inc, from 2022 to 2023. Prior to that role, Mr. Yessner served as Chief Financial Officer of California Expanded Metal Products Company (CEMCO), from 2020 to 2022, and as Chief Financial Officer of Universal Technical Institute from 2018 to 2019. Mr. Yessner received a B.A in Economics from the University of California, Los Angeles and is a CPA licensed in California.

Alan N. Forman has served as our Executive Vice President, General Counsel and Secretary since May 2015. Prior to joining us, Mr. Forman served as Senior Vice President and General Counsel of STR Holdings, Inc. from April 2012 until May 2015, and as Vice President and General Counsel from May 2010 to April 2012. Mr. Forman was also a partner at Brown Rudnick LLP from May 1998 to May 2010. Mr. Forman brings extensive experience in corporate and securities law including intellectual property, licensing agreements, financing transactions, corporate governance, and M&A. Mr. Forman holds a B.A. in Economics from Emory University and a J.D. from the George Washington University Law School.

Howard Weitzman has served as our Senior Vice President, Chief Accounting Officer since December 2009. Prior to December 2009, Mr. Weitzman served as a Senior Manager in the SEC Services Group in the audit practice at Moss Adams, LLP and also worked twelve years in public accounting at two “Big 4” accounting firms, most recently as a Senior Manager in the financial services audit practice of Deloitte & Touche, LLP. Mr. Weitzman also held various senior financial management positions, with Banner Holdings, Inc. as the Chief Financial Officer of Central Financial Acceptance Corporation and Controller and Principal Accounting Officer of Central Rents, Inc. Mr. Weitzman also served as a Senior Vice President and Chief Financial Officer of Peoples Choice Financial Corporation. Mr. Weitzman received a B.S. in Accounting from California State University, Northridge and is a California licensed Certified Public Accountant.

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis provides information regarding our overall compensation philosophy and objectives and the elements of compensation paid to our named executive officers in 2025.

Our named executive officers for 2025, determined in accordance with SEC rules, are:

•        Bryant R. Riley, Chairman and Co-Chief Executive Officer

•        Thomas J. Kelleher, Co-Chief Executive Officer

•        Scott Yessner, Executive Vice President and Chief Financial Officer;

•        Alan N. Forman, Executive Vice President, General Counsel and Secretary

•        Phillip J. Ahn, Chief Financial Officer and Chief Operating Officer(1)

•        Andrew Moore, Chief Executive Officer of B. Riley Securities, Inc.(2)

____________

(1)      Mr. Ahn resigned effective as of June 3, 2025. On June 3, 2025, Mr. Scott Yessner joined the Company as Executive Vice President and Chief Financial Officer

(2)      Mr. Moore was not re-appointed as an executive officer of the Company, but served as the Co-Chief Executive Officer of B. Riley Securities, Inc. from September 18, 2025 through January 2, 2026 and continues to serve as the Chairman of the Board of B. Riley Securities Holdings, Inc. effective as of January 3, 2026.

Executive Summary

2025 Compensation Philosophy

Our executive compensation program is designed (i) to provide incentives to our executive officers to manage and grow our businesses and (ii) to attract, retain, and motivate top quality, effective executives. In addition to general senior management responsibilities, each of our named executive officers also has revenue production or management responsibilities within our operating subsidiaries. In determining compensation for our named executive officers, the primary emphasis is on our consolidated financial performance, but each individual’s performance and/or business unit performance are considered. The effective implementation of this program plays an integral role in our success.

The Compensation Committee has responsibility for overseeing our compensation philosophy. The Compensation Committee has the primary authority to determine and recommend to the Board for final approval the compensation of our named executive officers.

Compensation Philosophy and Objectives

A substantial portion of each named executive officer’s total compensation is variable and delivered on a pay-for-performance basis. We believe this model provides a key incentive to motivate management to achieve our business objectives. The executive compensation program provides compensation opportunities contingent upon performance that we believe are competitive with practices of other similar financial services firms. We strongly believe that the components of our compensation programs align the interests of our named executive officers with our stockholders and promote long-term stockholder value creation.

We link rewards to both corporate and individual performance, emphasizing long-term results and alignment with our stockholders’ interests. We align compensation with business strategy and risk and provide a mix of performance and retentive-based compensation. Long-term equity compensation is an integral part of our compensation program with awards of equity subject to vesting requirements, including continued employment. Although we do not have formal equity ownership guidelines for our executive officers and other key leaders of our Company, we encourage our executives to maintain a meaningful ownership interest in our Company, in order to align their interests with those of our stockholders.

Our executives are eligible for the same benefit plans available to all of our employees, and we do not provide any executive perquisites, defined benefit plans, or other retirement benefits (other than the defined contribution plan available to employees generally).

Principles and Objectives of Our Compensation Program

The Compensation Committee has discretionary authority over the compensation of our named executive officers. In developing a compensation program for our named executive officers, the Compensation Committee’s goal is to link compensation decisions to both corporate and individual performance, with a focus on rewarding the achievement of financial results, as well as rewarding the individual performance and accomplishments of our named executive officers in light of their respective duties and responsibilities, the impact of their actions on our strategic initiatives, and their overall contribution to the culture, strategic direction, stability and performance of our Company. Our Co-Chief Executive Officers recommend to the Compensation Committee the amount and form of compensation for each of our named executive officers other than themselves, and the amount and form of compensation for our Co-Chief Executive Officers are initially developed by the Chairman of the Compensation Committee with input from the committee’s independent compensation consultant, as necessary, and are then reviewed and approved by the Compensation Committee. Our Compensation Committee retains the discretion to compensate and reward our named executive officers based on a variety of other factors, including subjective or qualitative factors.

Principles

Our compensation program for our named executive officers is designed to attract, retain, and motivate executives and professionals of the highest quality and effectiveness while aligning their interests with the long-term interests of our stockholders. The following five “Principles of Compensation” summarize key categories that our Board, the Compensation Committee, and our management team believe are critical to recognize:

•        Company Performance — All compensation decisions are made within the context of overall Company performance. We evaluate Company performance primarily from a financial perspective, but also from a strategic perspective.

•        Alignment — We believe that the interests of our employees and stockholders should be aligned. Compensation directly reflects both the annual and longer-term performance of the business.

•        Risk Management — Compensation practices and decisions are designed to neither encourage nor reward excessive or inappropriate risk taking.

•        Employee Contribution — An individual’s compensation, evaluated within the context of overall Company results, is determined by the individual’s contribution to the business. We consider both financial and non-financial factors. In determining individual compensation, teamwork and unselfish behavior are recognized and appropriately rewarded.

•        Quality and Retention of Staff — Total compensation levels are calibrated to the market such that we remain competitive for attracting, motivating, and retaining the very best people in light of our business strategy. We seek to maximize the value of an executive’s compensation through both appropriate pay design and effective communication of pay programs. Compensation is structured to encourage long-term service and loyalty.

Objectives

The Compensation Committee seeks, through our compensation programs, to foster an entrepreneurial, results-focused culture that we believe is critical to the success of our Company and to the long-term growth of stockholder value. In addition to appropriately rewarding individual performance, viewed in light of each named executive officer’s duties, responsibilities and function, the Compensation Committee also believes that it is critical to encourage commitment among the named executive officers to our overall corporate objectives and culture of partnership. A key objective of our overall compensation program is for the named executive officers to have a significant portion of their compensation linked to building long-term value for our stockholders.

Role of Independent Compensation Consultant

In 2025, the Compensation Committee retained Mercer LLC, an independent consulting firm, to assist the Compensation Committee in fulfilling its duties in setting compensation for our Co-Chief Executive Officers.. Mercer was engaged by and is reporting solely to the Compensation Committee, and the Compensation Committee has the sole authority to approve the terms of the engagement. Mercer did not provide any services to the Company in Fiscal 2025 other than executive compensation consulting services provided to the Compensation Committee. Before engaging Mercer, the Compensation Committee determined that Mercer is independent, after taking into account the factors set forth in Rule 10C-1 of the Exchange Act and Nasdaq Marketplace Rule 5605(d)(3). Mercer identified a group of public peer companies to benchmark compensation for our Co-Chief Executive Officers and other named executive officers against peer company Chief Executive Officers and market survey data. Mercer’s analysis considered: (i) base salary; (ii) annual incentive compensation; (iii) total cash compensation; (iv) long-term incentive compensation; and (v) total direct compensation. Mercer has been engaged to analyze Board of Director compensation data versus the market for 2026.

Peer Group

As part of its services, in 2025, Mercer compiled data regarding Chief Executive Officer compensation from the following “peer” companies: BGC Group, Inc., Canaccord Genuity Inc., Cowen Inc., Greenhill & Co. Inc., Houlihan Lokey Inc., Lazard Ltd., Moelis & Company, Oppenheimer Holdings Inc., Perella Weinberg Partners, Piper Sandler Cos and PJT Partners Inc. This peer group includes companies primarily consisting of investment banks and asset managers with revenues and market capitalizations most comparable to ours. Though the Compensation Committee considered the level of compensation paid by the firms in the peer group as a reference point that provides a framework for its decisions regarding compensation for the Co-Chief Executive Officers and other named executive officers, in order to maintain competitiveness and flexibility, the Compensation Committee did not target compensation at a particular level relative to the peer group. Similarly, the Compensation Committee did not employ a formal benchmarking strategy or rely upon specific peer-derived targets. This peer group market data is an important factor considered by the Compensation Committee when setting compensation, but it is only one of multiple factors considered by the Compensation Committee, and the amount paid to each named executive officer may be more or less than the composite market median based on individual performance, the roles and responsibilities of the executive, experience level of the individual, internal equity and other factors that the Compensation Committee deems important. Mercer has been engaged to review and revise, if appropriate, the Company’s current peer group for 2026.

Review of Stockholder Advisory Votes on Our Executive Compensation

Our stockholders currently have the opportunity to cast an advisory vote on our executive compensation once every three years as recommended by our Board. At our 2025 annual meeting of stockholders, our executive compensation received a favorable advisory vote from 82% of the votes cast on the proposal at the meeting (which excludes abstentions and broker non-votes). The Compensation Committee believes this approval affirmed stockholders’ support of our approach to executive compensation, and therefore the Compensation Committee did not significantly change our compensation policies, philosophy, structure, or levels in response to such advisory vote. The Compensation Committee will continue to consider the outcome of stockholder advisory votes on our executive compensation when making compensation decisions for our named executive officers and in respect of our compensation programs generally.

Elements of 2025 Compensation

This section describes the various elements of our compensation program for our named executive officers in 2025, summarized in the table below, and the Compensation Committee’s rationale for including the items in our compensation program. As detailed below, the primary elements of our compensation program during 2025 consisted of base salary, discretionary bonuses, or “at risk,” compensation opportunities, and long-term equity incentive compensation. We also provided benefit programs that apply to all employees. The elements of our executive compensation program are summarized as follows:

Element	Description	Function
Base Salary	Fixed cash compensation	Provides basic compensation at a level consistent with competitive practices; reflects role, responsibilities, skills, experience, and performance; encourages retention

Element	Description	Function
Annual Incentive Plan	Annual discretionary bonuses awarded based on individual contribution and Company performance; payable in cash or stock at the discretion of the Compensation Committee

Motivates and rewards for achievement of annual Company financial and non-financial performance goals; rewards excellent performance relative to the duties, responsibilities, and functions of an individual executive officer

Long-Term Equity Incentives	Equity awards granted at the Compensation Committee’s discretion under the 2021 B. Riley Financial, Inc. Stock Incentive Plan (the “2021 Plan”)

Motivates and rewards for financial performance over a sustained period; strengthens mutuality of interests between executives and stockholders; increases retention; rewards creation of shareholder value

Base Salary

The purpose of base salary is to provide a set amount of cash compensation for each named executive officer that is not variable in nature and is generally competitive with market practices. Consistent with our performance-based compensation philosophy, the base salary for each named executive officer is targeted to account for less than half of total direct compensation.

The Compensation Committee seeks to pay our named executive officers a competitive base salary in recognition of their job responsibilities for a publicly-held company by considering several factors, including competitive factors within our industry, past contributions and individual performance of each named executive officer, as well as retention. In setting base salaries, the Compensation Committee is mindful of total compensation and the overall goal of keeping the amount of cash compensation that is provided in the form of base salary substantially lower than the amount of bonus opportunity that is available, assuming that performance targets are met or exceeded.

Annual Incentive Plan

The Compensation Committee believes performance-based cash compensation is important to focus BRC’s executives on, and reward BRC’s executives for, achieving key objectives. In furtherance of this, in July 2021, the Compensation Committee approved an annual incentive compensation discretionary bonus plan for our named executive officers, which remained in place for Fiscal 2025. The purpose of the BRC discretionary bonus plan is to increase stockholder value and the success of BRC by motivating key employees, including BRC’s named executive officers, to perform to the best of their abilities and to achieve BRC’s objectives. No specific target levels of performance are set by the Compensation Committee to determine the annual incentive compensation of our named executive officers. Instead, the Compensation Committee determines the amount of each named executive officer’s annual incentive compensation based on the Compensation Committee’s subjective assessment of the Company (and in some cases, of a particular business unit) and individual performance relative to the qualitative and quantitative performance indicators used by the Compensation Committee to evaluate performance.

Long-Term Equity Incentive Compensation

The Compensation Committee believes that a significant portion of our named executive officer compensation should be in the form of equity-based awards as a retention tool, and to align further the long-term interests of our named executive officers with those of our other stockholders. In furtherance of that objective, the Compensation Committee makes annual grants of long-term, equity-based incentive compensation awards to our named executive officers.

The Compensation Committee understands that equity incentive compensation can promote high-risk behavior if the incentives it creates for short-term performance are not properly aligned with the interests of our Company over the long-term. The Compensation Committee believes that the structure of our Company’s long-term equity incentive compensation appropriately mitigates the risk by directly aligning the recipients’ interests with those of our Company. We use judgment and discretion rather than relying solely on formulaic results, and do not use highly leveraged incentives that drive risky short-term behavior. Instead, we reward consistent and longer-term performance. Our long-term equity incentive compensation rewards long-term performance on a per share basis.

In March 2024, the Compensation Committee granted time-based RSUs under the 2021 Plan to our named executive officers as a component of their annual compensation for the fiscal year ended December 31, 2024, as further described below in the “Executive Compensation-2025 Summary Compensation Table.” The RSUs vest ratably over a three-year period beginning on March 15, 2025, subject to the named executive officer’s continued employment with our Company. The Compensation Committee believes that these awards appropriately align the interests of our named executive officers with those of our stockholders and retain, motivate, and reward such executives.

Timing Mix and Level of Equity Compensation Awards

In determining the number and type of equity awards to grant in any fiscal year, the Compensation Committee considers a variety of factors, including the responsibilities and seniority of the named executive officer, the contribution that the named executive officer is expected to make to our Company in the coming years and has made in the past, and the size and terms of prior equity awards granted to the named executive officer. Decisions regarding these equity awards are typically made at the Compensation Committee’s first fiscal quarter meeting at which executive compensation for the coming year is determined. However, the Compensation Committee may also grant equity awards from time to time based on individual and corporate achievements and other factors it deems relevant, such as for retention purposes or to reflect changes in responsibilities or similar events or circumstances.

Change in Control and Post-Termination Severance Benefits

The employment agreements for each of our named executive officers provide them certain benefits if their employment is terminated under specified conditions. The Compensation Committee believes these benefits are important elements of each named executive officer’s comprehensive compensation package, primarily for their retention value and their alignment of the interests of our named executive officers with those of our stockholders. The details of these benefits are described in the Executive Compensation section under “Potential Payments Upon Termination or Change in Control.”

Anti-Pledging, Hedging and Insider Trading Policies

Both these policies prohibit any covered person, including directors, executive officers, and certain other employees, as well as certain immediate family members and entities over which such person exercises control, from entering into the following prohibited transactions with respect to Company securities, unless advance approval is obtained from the Company’s chief compliance officer:

•        Short sales.    Covered persons may not sell the Company’s securities short;

•        Options trading.    Covered persons may not buy or sell puts or calls or other derivative securities on the Company’s securities;

•        Trading on margin or pledging.    Covered persons may not hold Company securities in a margin account or pledge Company securities as collateral for a loan; and

•        Hedging.    Covered persons may not enter into hedging or monetization transactions or similar arrangements with respect to Company securities.

•        Pledging.    Covered persons may not hypothecate or otherwise encumber shares of the Company’s common stock or other equity securities as collateral for indebtedness. This prohibition includes, but is not limited to, holding shares in a margin account.

The Company also requires all directors, executive officers, and certain other persons to refrain from trading without first pre-clearing all transactions in the Company’s securities.

Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Since we have not previously issued stock options, stock appreciate rights or similar option-like instruments, we do not have a formal policy with respect to the timing of such awards to our NEOs. However, on May 19, 2025, we entered into an Employment Agreement with Mr. Scott Yessner, which provided for the grant of options to Mr. Yessner as an employment inducement grant in connection with his hiring as the Company’s new Executive Vice President and Chief Financial Officer, with such options to be granted on his date of hire, June 3, 2025. We do not grant these certain equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

The following table is being provided pursuant to Item 402(x)(2) of Regulation S-K.

Name (a)	Grant date (b)	Number of securities underlying the award (c)	Exercise price of the award ($/Sh) (d)	Grant date fair value of the award (e)

Percentage change in
the closing market
price of the securities
underlying the award
between the trading day
ending immediately
prior to the disclosure of
material nonpublic
information and the
trading day beginning
immediately following
the disclosure of
material nonpublic
information
(f)(1)

Scott Yessner Executive Vice President and Chief Financial Officer	6/3/2025	100,000	$7.00	$190,000	7.51%
	6/3/2025	100,000	$10.00	$172,000
	6/3/2025	100,000	$12.50	$161,000

____________

(1)      On May 22, 2025, we filed a Current Report on Form 8-K announcing the appointment of Scott Yessner as the Company’s new Executive Vice President and Chief Financial Officer, effective June 3, 2025 (the “CFO Announcement”). In the CFO Announcement, we announced the intent to grant Mr. Yessner 300,000 options on June 3, 2025 (the “Transition Date”), pursuant to the terms of his Employment Agreement, dated May 19, 2025 (the “Employment Agreement”). On the Transition Date, the options were granted (the “Grant Date”) in accordance with his Employment Agreement. On June 4, 2025, the Company received an anticipated notice from the Nasdaq Stock Market LLC regarding its inability to timely file its Annual Report on Form 10-K for the period ended December 31, 2024 and its Quarterly Report on Form 10-Q for the period ended March 31, 2025 (the “Nasdaq Notice”). The Company filed an 8-K on June 6, 2025 announcing receipt of the Nasdaq Notice (the “Nasdaq Announcement”). The percentage change in the closing market price of our common stock underlying the option award immediately prior to the Nasdaq Announcement ($2.93) and the trading day immediately following the Nasdaq Announcement ($3.15) was 7.51%.

Insider Trading Arrangements and Policies

The Company has adopted an insider trading policy governing the purchase, sale and/or other disposition of our securities by our directors and officers, our employees and other covered persons, as well as by the Company, that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations and the Nasdaq listing standards. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Employment Agreements

Amended and Restated Employment Agreement — Bryant R. Riley

The amended and restated employment agreement entered into with Bryant Riley effective as of November 8, 2025 (the “Effective Date”) provides that:

(1)    commencing with the carve out of B. Riley Securities, Inc. (“BRS”) on March 9, 2025 and continuing through the earlier of (a) the end of fiscal year 2026 and (b) the termination of Mr. Riley’s participation in and eligibility for the Incentive Program in accordance with Section 3.2 of the Employment Agreement (such earlier date, the “Participation End Date”), (i) the Company will pay to Mr. Riley a cash payment in an annualized amount equal to the wage threshold under the laws of the State of California for the applicable calendar for employees classified as “exempt” under the laws of the State of California (the “Guaranteed Payment”) and (ii) Mr. Riley will be eligible to participate in the incentive program maintained by BRS for the benefit of senior managing directors of BRS that is based on a percentage of the investment banking revenue and fees generated by Mr. Riley (the “BRS Incentive Program”), on the same terms, in all material respects, as apply to such senior managing directors with respect to the Incentive Program, and in accordance with the past practice of BRS;

(2)    commencing immediately following the Participation End Date, as compensation for services to be rendered by Mr. Riley under the Employment Agreement following such time, the Company will pay to Mr. Riley an annualized salary of seven hundred thousand U.S. dollars ($700,000), less applicable tax and other authorized applicable withholdings;

(3)    BRS will make any payments in respect of the BRS Incentive Program to Mr. Riley in a time and manner consistent with payments made by BRS to senior managing directors of BRS, but no less frequently than in respect of each calendar quarter;

(4)    commencing with fiscal year 2026, twenty percent (20%) of any payment to be made to Mr. Riley pursuant to the BRS Incentive Program shall be withheld (collectively, the “Holdback Amount”) and, as to the Holdback Amount, BRS will pay an amount equal to all or a portion of the Holdback Amount in the first quarter of fiscal year 2027, in the sole discretion and at the direction of the Compensation Committee based on individual and/or corporate performance;

(5)    BRS, based on Mr. Riley’s participation in the BRS Incentive Program effective as of March 9, 2025 and through September 30, 2025 and Mr. Riley’s generation during such period of approximately $59,000,000 in revenues for BRS, (i) will pay Mr. Riley an earned incentive amount equal to $2,479,745 (which amount shall be reduced by the base salary of Mr. Riley paid from March 9, 2025 through November 7, 2025), on or as soon as administratively practicable after the Effective Date, and (ii) acknowledges that Mr. Riley will be entitled to an additional earned incentive amount, which will be equal to no less than $8,353,867 no later than November 15, 2025, subject to Mr. Riley’s continued employment through the applicable payment date, and such payments would be required to be repaid to BRS if Mr. Riley voluntarily resigns or otherwise terminates his employment with the Company without Good Reason or if Mr. Riley is terminated by the Company with Cause (in each case, as defined in the Employment Agreement), in either case, at any time within 24 months of the Effective Date; and

(6)    the Compensation Committee has the right to terminate Mr. Riley’s participation in and eligibility for the BRS Incentive Program at any time, in its good faith discretion, without notice.

The Employment Agreement also provides that: (i) Mr. Riley’s term of employment will be for two years following the Effective Date and such term will automatically renew for additional one-year terms unless either party notifies the other of non-renewal at least 90 days prior to the end of the then-current term, (ii) Mr. Riley will be eligible to receive an annual long-term incentive award pursuant to the 2021 Stock Incentive Plan (or successor plan) and all other terms and conditions applicable to each such award shall be determined by the Compensation Committee; provided, however, that Mr. Riley will not receive a long-term incentive award pursuant to the 2021 Stock Incentive Plan in respect of any fiscal year in which Executive is eligible to participate in the BRS Incentive Program, (iii) if Mr. Riley is terminated with Cause or resigns without Good Reason, Mr. Riley will receive his base salary or the Guaranteed Payment, as applicable, benefits and accrued unused leave through termination, (iv) in the event of a termination without Cause, for death or Disability, or upon Mr. Riley’s resignation for Good Reason (in each case, as defined in the Employment Agreement), Mr. Riley will not be entitled to a pro-rata bonus for the year of termination and, in addition to the amounts set forth in clause (iii) Mr. Riley will receive a severance payment in a lump sum equal to $2,800,000.00, plus one year of COBRA continuation reimbursements, and (v) Mr. Riley will be subject to confidentiality, non-competition and non-solicitation covenants (including employees and clients) while he is employed by the Company and such non-solicitation covenant with respect to employees of the Company will continue to apply for one year following any termination of employment.

As previously disclosed, Mr. Riley has, over the last couple of years, focused the Company on, among other things, monetizing its assets through divestitures and reducing its outstanding indebtedness through debt repayments and bond exchanges. In addition, Mr. Riley has originated investment banking transactions at BRS resulting in significant increases in fee and other income. After discussing initially in March 2025, Mr. Riley entered negotiations in earnest with the Compensation Committee and the Board in June of 2025 regarding potential modifications to his existing compensation structure so that a new structure based upon revenue production could be agreed upon. Mr. Riley advised the Compensation Committee that, given recent changes at the Company, including a substantial decline in the Company’s revenues (due to divestitures and other factors), debt restructuring transactions (which along with the Company’s current financial condition restricted future dividend payments), and Mr. Riley’s concentrated equity ownership in the Company, the structure of his existing compensation arrangement had become economically unsustainable for him. The Executive proposed to eliminate his annual base salary and his eligibility to receive cash bonuses and long-term incentive awards under the Company’s 2021 Stock Incentive Plan (the “2021 Stock Incentive Plan”), in exchange for the ability to be compensated in line with other senior bankers at BRS on the basis of revenue generated by Mr. Riley.

The Compensation Committee, together with its independent advisors and the independent members of the Board, reviewed these matters in light of the Company’s performance, its restructured operating businesses, market practices, and the long-term interests of stockholders. As a result of discussions with Mr. Riley, the Compensation Committee agreed to an amendment to the Executive’s employment agreement for fiscal years 2025 and 2026. In connection with this decision, the Compensation Committee and the independent directors determined that reaching a revised arrangement was in the best interests of the Company’s stockholders given the potential substantial negative impact to the Company of not securing a mutually satisfactory agreement.

The new compensation structure is expected to focus Mr. Riley’s efforts on revenue generation for BRS, while sending a strong signal to the market that, in addition to his continuing managerial responsibilities as the Company’s Co-Chief Executive Officer, he will devote significant attention to investment banking activities consistent with his professional background.

Amended and Restated Employment Agreements — Thomas J. Kelleher, Alan Forman, Phil Ahn, Andy Moore

The Company is party to an employment agreement with each of the named executive officers, which agreements were amended and restated on April 11, 2023. Mr. Ahn resigned from the Company, effective as of June 3, 2025 and such named executive officer’s employment agreement is no longer in effect. Mr. Moore was not re-appointed as an executive officer of the Company, but continued to serve as the Co-Chief Executive Officer of B. Riley Securities, Inc. from September 18, 2025 to January 2, 2026, at which time his position changed to Chairman of the Board of B. Riley Securities Holdings, Inc.

The material terms of the amended and restated employment agreements for each such executive are as follows:

•        An initial term of two years with automatic one year renewals unless either party notified the other party of non-renewal at least 90 days prior to the end of the then-current term.

•        An annual base salary, subject to review and adjustment on an annual basis, in the amounts of: $700,000 per year for Mr. Kelleher, $450,000 per year for Mr. Forman and Mr. Ahn, and $550,000 per year for Mr. Moore.

•        Eligibility for annual performance bonuses based on individual performance and/or Company performance in an amount determined by the Company in its sole discretion.

•        Eligibility for each fiscal year to receive an annual long-term incentive award under our equity incentive plan with a value determined by the Company in its sole discretion.

•        All outstanding unvested equity linked awards granted to such individual during the term will fully vest upon a change of control and, as applicable, be exercisable for the remainder of their full term.

•        Eligibility to receive certain severance payments and benefits upon certain qualifying terminations of employment, as described in the section entitled “— Potential Payments Upon Termination or Change in Control.”

•        Restrictive covenants, including non-competition and client non-solicitation covenants that apply while the executive is employed by the Company, an employee non-solicitation covenant that applies while the executive is employed by the Company and for one year thereafter and perpetual confidentiality and non-disparagement covenants.

Appointment of EVP and CFO — Employment & Stock Option Agreement

Scott Yessner was appointed to serve as Executive Vice President and Chief Financial Officer of the Company, effective June 3, 2025 (the “Commencement Date”).

The material terms of the employment agreement for Mr. Yessner are as follows:

•        An initial term of one year, which term shall automatically renew for additional one year term, unless either party notifies the other of non-renewal at least 90 days prior to the end the then-current term.

•        An annual base salary, subject to review and adjustment on an annual basis, in the amount of $600,000 per year.

•        A cash signing bonus equal to a total of one million dollars ($1,000,000), one quarter of which shall be paid within ten (10) days following each of (i) the date on which the Company files its Annual Report on Form 10-K for the year ended December 31, 2024 with the Securities & Exchange Commission (the “SEC”), (ii) the date on which the Company files its Quarterly Report on Form 10-Q for the quarter ending June 30, 2025 with the SEC, (iii) the date on which the Company timely files its Quarterly Report on Form 10-Q for the quarter ending September 30, 2025, and (iv) the date on which the Company timely files its Annual Report on Form 10-K for the year ended December 31, 2025. Mr. Yessner shall also be paid additional bonuses each equal to one hundred thousand dollars ($100,000) (x) within ten days following the date on which the Company timely files its Quarterly Report on Form 10-Q for the quarter ending June 30, 2025, and (y) upon the Company realizing an aggregate expense reduction of at least $7,500,000 by no later than December 31, 2025. In 2025, Mr. Yessner was paid $500,000 of the $1,000,000 signing bonus described above, comprised of $250,000 paid on September 26, 2025 following filing of Form 10-K for the year ended December 31, 2024, and $250,000 on December 19, 2025 following filing of Form 10-Q for the quarter ending June 30, 2025. Additionally, Mr. Yessner received $250,000 of the above signing bonus on January 16, 2026 following filing of Form 10-Q for the quarter ending September 30, 2025. The remaining $250,000 of the $1,000,000 signing bonus was paid following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The conditions for payment of the $100,000 additional bonuses described above were not met, and thus these amounts were not paid.

•        Promptly following the Commencement Date, a grant of options to purchase a total of three hundred thousand (300,000) shares of common stock that vest ratably over three years (subject to continued employment) and (i) 100,000 of which are exercisable at $7 per share, (ii) 100,000 of which are exercisable at $10 per share, and (iii) 100,000 of which are exercisable at $12.50 per share.

•        Promptly following the Commencement Date, one hundred thousand (100,000) shares of Common Stock.

•        Eligibility to earn a discretionary annual cash performance bonus based upon his performance and/or the Company’s performance in an amount determined by the Company in its sole discretion; provided however, that the target Annual Bonus shall be one million dollars ($1,000,000) and not less than six hundred thousand dollars ($600,000) nor more than one million two hundred thousand dollars ($1,200,000).

•        Eligibility each fiscal year, beginning with fiscal year ending December 31, 2026, to receive an annual long-term incentive award under our equity incentive plan with a value determined by the Company in its sole discretion.

•        Notwithstanding the terms of any existing agreement or plan, all outstanding unvested equity linked awards granted during the term will fully vest upon a change of control and, as applicable, be exercisable for the remainder of their full term.

•        Eligibility to receive certain severance payments and benefits upon certain qualifying terminations of employment, as described in the section entitled “— Potential Payments Upon Termination or Change in Control.”

•        Restrictive covenants, including non-competition and client non-solicitation covenants that apply while the executive is employed by the Company, an employee non-solicitation covenant that applies while the executive is employed by the Company and for one year thereafter and perpetual confidentiality and non-disparagement covenants.

EXECUTIVE COMPENSATION

The tables below reflect the compensation of our named executive officers for the fiscal year ended December 31, 2025. See “Compensation Discussion and Analysis” for an explanation of our compensation philosophy and program.

2025 Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our named executive officers during fiscal 2025 and 2024.(1)

Name and Principal Position	Year	Salary ($)		Bonus(3) ($)	Stock Awards(4) ($)		Options Awards(4) ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation(13) ($)	Total ($)
Bryant R. Riley	2025	639,292	(2)	—	—				15,298,388	(8)	185,500	16,123,180
Chairman and Co-Chief Executive Officer	2024	700,000		—	1,081,780						386,843	2,168,622

Thomas J. Kelleher	2025	700,000		2,450,000	—						185,500	3,335,500
Co-Chief Executive Officer	2024	700,000		—	1,081,780						386,843	2,168,622

Scott Yessner	2025	320,769		878,274	295,000	(5)	523,000	(7)	500,000	(9)	5,250	2,522,293
Executive Vice President and Chief Financial Officer

Alan N. Forman	2025	497,692		750,000	—						27,166	1,274,858
Executive Vice President, General Counsel & Secretary	2024	450,000		675,000	309,082						46,370	1,480,452

Phillip J. Ahn	2025	211,154		—	—						95,102	306,256
Chief Financial Officer and Chief Operating Officer(11)	2024	450,000		—	540,890						203,321	1,194,211

Andrew Moore	2025	550,000		1,250,000	2,165,623	(6)			195,736	(10)	208,626	4,369,985
Co-Chief Executive Officer, B. Riley Securities, Inc.(12)	2024	550,000		950,000	579,520						198,146	2,277,666

____________

(1)      The table above summarizes the total compensation earned by each of our named executive officers for the fiscal years ended December 31, 2025 and 2024. Neither Mr. Riley nor Mr. Kelleher, each of whom were directors during all or a portion of the fiscal years ended December 31, 2025 and 2024, received any compensation for his services as a director.

(2)      Pursuant to Mr. Riley’s Employment Agreement, salary amounts paid from March 9, 2025 — November 7, 2025 were deducted from amounts reflected in column “Non-Equity Incentive Plan Compensation” that was earned by Mr. Riley from investment banking revenue and fees generated by him under the BRS Incentive Program (as defined above in “Employment Agreements — Amended and Restated Employment Agreement — Bryant R. Riley”).

(3)      Except as otherwise noted, bonus amounts in 2025 and 2024 were discretionary bonuses for named executive officers approved by the Compensation Committee. In the case of Mr. Yessner, a discretionary bonus of $178,274 was paid to cover tax payments due in connection with his issuance of stock; and an additional discretionary bonus of $700,000 was paid for fiscal year ended December 31, 2025. In the case of Andy Moore, $150,000 paid in 2025 pertained to bonus amounts earned in 2024 and approved by the Compensation Committee and the remaining 2025 discretionary bonus of $1,100,000 was approved by the board of B. Riley Securities Holdings, Inc.

(4)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of RSUs and Stock Options granted during the applicable fiscal year. The assumptions used in the calculations for the 2024 amounts are described in Note 20 of the Notes to Consolidated Financial Statements in our annual report on Form 10-K for the fiscal year ended December 31, 2024. For a discussion of the material terms of outstanding RSUs and Stock Options, see the table below entitled “Outstanding Equity Awards at 2025 Fiscal Year-End.”

(5)      Upon joining the Company on June 3, 2025, Mr. Yessner was issued 100,000 unregistered shares of common stock. The closing price of B. Riley Financial common stock on that date was $2.95/share.

(6)      On March 10, 2025, B. Riley Securities Holdings, Inc. awarded Mr. Moore 187,360 restricted shares of common stock of B. Riley Securities Holdings, Inc., scheduled to vest 50% on March 10, 2028, 25% on March 10, 2029 and 25% on March 10, 2030, provided that he is employed by or providing services to the Corporation or one of its Affiliates, or is a member of its Board of Directors, on the applicable date and has otherwise not previously incurred a separation of services or termination of membership on the Board. The grant date fair value was $11.559/share.

(7)      In accordance with his employment agreement, on June 3, 2025, Mr. Yessner was awarded options to purchase 300,000 shares of common stock; (i) 100,000 of which are exercisable at $7 per share, (ii) 100,000 of which are exercisable at $10 per share, and (iii) 100,000 of which are exercisable at $12.50 per share. One third of each such tranche of stock options shall vest on the first, second and third anniversary of the Award Date, subject to continued employment with the Company through each such date.

(8)      Pursuant to Mr. Riley’s amended and restated employment agreement effective as of November 8, 2025 and as previously disclosed, he was paid a percentage of the investment banking revenue and fees generated by him under the BRS Incentive Program (as defined below in “Employment Agreements — Amended and Restated Employment Agreement — Bryant R. Riley”). Revenue and fees generated by Mr. Riley at B. Riley Securities Holdings, Inc. contributes significant gross margin to the Company. As noted in Footnote 2, amounts paid to Mr. Riley as Non-Equity Incentive Plan Compensation was reduced by amounts paid to Mr. Riley as salary from March 9, 2025 — November 7, 2025.

(9)      Represents signing bonuses paid to Mr. Yessner in 2025 pursuant to his employment agreement, as follows: $250,000 upon filing of our 2024 Annual Report on Form 10-K with the SEC, and $250,000 upon filing of our Quarterly Report on Form 10-Q for the quarter ending June 30, 2025.

(10)    Reflects payment to Mr. Moore under the B. Riley Securities, Inc. Profit Sharing Plan, upon satisfaction of the Plan’s trailing twelve months operating adjusted EBITDA performance metric measured as of September 30, 2025.

(11)    Mr. Ahn resigned effective as of June 3, 2025.

(12)    Mr. Moore was not re-appointed as an executive officer of the Company, but continued to serve as the Co-Chief Executive Officer of B. Riley Securities, Inc. from September 18, 2025 to January 2, 2026, at which time his position changed to Chairman of the Board of B. Riley Securities Holdings, Inc.

(13)    The table below shows the components of the All Other Compensation column.

Name	Dividend Rights Paid Upon 2025 Vesting of RSUs(1) ($)	401k Plan Match(2) ($)	Other(3)	Total ($)
Bryant R. Riley	180,250	5,250	—	185,500
Thomas J. Kelleher	180,250	5,250	—	185,500
Scott Yessner	—	5,250	—	5,250
Alan N. Forman	21,916	5,250	—	27,166
Andrew Moore	92,463	—	116,163	208,626
Phillip J. Ahn	92,463	2,639	—	95,102

____________

(1)      Reflects accrued dividend rights paid upon (i) March 14, 2025 vesting of RSUs originally granted on February 24, 2023 and (ii) June 2, 2025 vesting of RSUs originally granted on May 24, 2022, in each case in accordance with award agreements, as approved by the Compensation Committee.

(2)      Reflects the 401(k) employer match for 2025 ($5,250 or $2,639, as applicable), which was received by each of our NEOs who contributed to the 401(k) in 2025. Our executive officers are eligible for the same 401(k) match program as is available to all employees.

(3)      Represents ordinary cash dividends paid on B. Riley Securities Holdings, Inc. Restricted Shares, including $0.22/share on August 27, 2025 and $0.40/share on November 21, 2025.

2025 Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards held by our named executive officers as of December 31, 2025.

	Options Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Options Exercise Price ($)	Options Expiration Date	Number of Units of Stock That Have Not Vested(2) (#)	Market Value of Units of Stock That Have Not Vested(3) ($)
Bryant R. Riley(4)					71,793	335,273
Thomas J. Kelleher(5)					71,793	335,273
Scott Yessner	—	100,000	7.00	6/3/2035	—	—
	—	100,000	10.00	6/3/2035
	—	100,000	12.50	6/3/2035
Alan N. Forman(6)					18,285	85,391
Andrew Moore(7)(8)					37,874	176,872
					187,360	2,165,623
Phillip J. Ahn(9)					—	—

____________

(1)      Represents options to purchase 300,000 shares of common stock awarded to Mr. Yessner as an “employment inducement grant” on June 3, 2025; (i) 100,000 of which are exercisable at $7 per share, (ii) 100,000 of which are exercisable at $10 per share, and (iii) 100,000 of which are exercisable at $12.50 per share. One third of each such tranche of stock options shall vest on the first, second and third anniversary of the Award Date, subject to continued employment with the Company through each such date.

(2)      Represents awards of RSUs granted under the 2021 Plan.

(3)      The market value of awards of RSUs that have not yet vested is based on the number of unvested RSUs as of December 31, 2025, multiplied by the closing sale price of our common shares on December 31, 2025 ($4.67 per share).

(4)      Unvested RSUs held by Mr. Riley at December 31, 2025, vest as follows: Subject to continued employment with our Company, 44,101 RSUs vested in full on March 15, 2026 and 27,692 RSUs will vest in full on March 15, 2027.

(5)      Unvested RSUs held by Mr. Kelleher at December 31, 2025, vest as follows: Subject to continued employment with our Company, 44,101 RSUs vested in full on March 15, 2026 and 27,692 RSUs will vest in full on March 15, 2027.

(6)      Unvested RSUs held by Mr. Forman at December 31, 2025 vest as follows: Subject to continued employment with our Company, 10,373 RSUs vested in full on March 15, 2026 and 7,912 RSUs will vest in full on March 15, 2027.

(7)      Unvested RSUs held by Mr. Moore at December 31, 2025 vest as follows: Subject to continued affiliation as a consultant with our Company and its subsidiaries, 23,039 RSUs vested in full on March 15, 2026 and 14,835 RSUs will vest in full on March 15, 2027. Mr. Moore was not re-appointed as an executive officer of the Company, but continued to serve as the Co-Chief Executive Officer of B. Riley Securities, Inc. from September 18, 2025 to January 2, 2026, at which time his position changed to Chairman of the Board of B. Riley Securities Holdings, Inc.

(8)      Unvested B. Riley Securities Holdings, Inc. Restricted Shares held by Mr. Moore at December 31, 2025, vest as follows: 50% on March 10, 2028, 25% on March 10, 2029 and 25% on March 10, 2030, provided that he is employed by or providing services to the Corporation or one of its Affiliates, or is a member of its Board of Directors, on the applicable date and has otherwise not previously incurred a separation of services or termination of membership on the Board. The value of non-publicly traded B. Riley Securities Holdings, Inc. shares as of December 31, 2025, was $11.559/share.

(9)      Mr. Ahn resigned effective as of June 3, 2025. All of Mr. Ahn’s unvested equity awards were forfeited upon such resignation.

Potential Payments Upon Termination or Change in Control

Each of our named executive officers who is currently employed is party to an employment agreement with the Company, the material terms of which are discussed above under “Employment Agreements.” Each of the employment agreements provides for a severance payment equal to four (4) times such individual’s base salary for Mr. Riley and Mr. Kelleher, two (2) times such individual’s base salary for Mr. Yessner and two-thirds (2/3) times such individual’s base salary for Mr. Forman. The employment agreements also provide for reimbursement of a portion of the executive’s COBRA premiums for up to twelve months following a qualifying termination. Qualifying terminations include (i) termination without Cause by the Company, (ii) termination due to death or disability and (iii) resignation for Good Reason, as such terms are defined therein. Upon termination without Cause or for death or disability or resignation for Good Reason, in accordance with award agreements, unvested time-based RSUs shall vest.

In addition, the named executive officers’ employment agreements provide that all outstanding and unvested equity-based awards become fully vested upon a change of control.

Mr. Ahn resigned effective as of June 3, 2025 and did not receive any severance payments or benefits in connection with such resignation. Mr. Moore was not re-appointed as an executive officer of the Company, but continues to serve as the Co-Chief Executive Officer of B. Riley Securities, Inc. from September 18, 2025 to January 2, 2026, at which time his position changed to Chairman of the Board of B. Riley Securities Holdings, Inc.

Equity Compensation Plan Information

The 2021 Plan, and 2018 Employee Stock Purchase Plan (the “ESPP”)

Information about the 2021 Plan and the ESPP at December 31, 2025 was as follows:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Rights (a)		Weighted- Average Exercise Price of Outstanding Options and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by our stockholders:	600,933	(1)			3,191,794	(2)
Equity compensation plans not approved by our stockholders:	400,000	(3)	$9.83	(4)	—
Total	1,000,933		—		3,191,794

____________

(1)      Includes unvested RSU awards granted under the 2021 Plan.

(2)      Includes 2,954,845 shares remaining available for future issuance under the 2021 Plan and 236,949 shares remaining available for issuance under our ESPP.

(3)      Reflects an option grant to purchase 300,000 shares of Company common stock and an issuance of 100,000 shares of Company common stock, both of which were granted in connection with Mr. Yessner’s hiring as the Company’s Executive Vice President and Chief Financial Officer, as “employment inducement grants” within the meaning of Rule 5635(c)(4) of the Nasdaq Listing.

(4)      Stock issuances listed in column (a) have no associated exercise price.

For more information on our equity compensation plans, see Notes 25 and 26 to the Consolidated Financial Statements in our annual report on Annual Report on Form 10-K (as amended by our 10K/A) for the fiscal year ended December 31, 2025.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

Provided below is the Company’s ‘Pay Versus Performance’ disclosure as required pursuant to Item 402(v) of Regulation S-K under the Exchange Act. As a smaller reporting company, we are subject to scaled-back requirements under the pay versus performance rules. As such, we have excluded disclosure regarding peer group TSR, a company-selected measure and the list of the most important compensation measures used to determine our NEOs’ compensation.

The following table sets forth information concerning: (1) the compensation of our Principal Executive Officers (“PEOs”) (Mr. Riley — Chairman and Co-Chief Executive Officer and Mr. Kelleher — Co-Chief Executive Officer) and the average compensation for our other Named Executive Officers (“Non-PEO NEOs”), both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2023, 2024 and 2025 and (2) our cumulative total shareholder return (“TSR”), and Net Income (Loss) over such years, in each case determined in accordance with SEC rules:

(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table Total for Mr. Riley ($)	Summary Compensation Table Total for Mr. Kelleher ($)	Compensation Actually Paid to Mr. Riley ($)(2)	Compensation Actually Paid to Mr. Kelleher ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return ($)(3)	Net Income (Loss) (millions)
2025	$16,123,180	$3,335,500	$16,089,995	$3,302,315	$2,118,348	$2,436,651	$16.00	$307
2024	$2,168,622	$2,168,622	$499,153	$499,153	$1,584,510	$969,502	$15.73	($764)
2023	$5,563,318	$5,563,318	$4,932,653	$4,932,653	$3,378,257	$3,178,327	$69.27	($100)

____________

(1)      The following individuals are our other Named Executive Officers for each fiscal year:

Year	PEO(s)	Non-PEO NEOs
2025	Bryant R. Riley and Thomas J. Kelleher	Scott Yessner(4), Alan N. Forman, Phillip J. Ahn(5) and Andrew Moore(6)
2024	Bryant R. Riley and Thomas J. Kelleher	Phillip J. Ahn, Kenneth Young(7), Andrew Moore and Alan N. Forman
2023	Bryant R. Riley and Thomas J. Kelleher	Phillip J. Ahn, Kenneth Young, Andrew Moore and Alan N. Forman

(2)      Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2025
Adjustments	Mr. Riley	Mr. Kelleher	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for Applicable FY	$0	$0	($745,906)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$0	$0	$1,042,144
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$0	$0	$73,750
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$5,743	$5,743	$1,123
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	($38,929)	($38,929)	($11,618)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$0	$0	($41,191)
Increase based on Dividends or Other Earnings Paid during Applicable FY upon Vesting Date	$0	$0	$0
TOTAL ADJUSTMENTS	($33,185)	($33,185)	$318,303

(3)      TSR is cumulative for the measurement periods beginning on December 31, 2022 and ending on December 31 of each of 2025, 2024 and 2023, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(4)      Mr. Yessner was appointed effective as of June 3, 2025.

(5)      Mr. Ahn resigned effective as of June 3, 2025.

(6)      Mr. Moore was not re-appointed as an executive officer of the Company, but continued to serve as the Co-Chief Executive Officer of B. Riley Securities, Inc. from September 18, 2025 to January 2, 2026, at which time his position changed to Chairman of the Board of B. Riley Securities Holdings, Inc.

(7)      Mr. Young resigned effective as of September 20, 2024.

Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our PEOs and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR and (iii) our Net Income, in each case, for the fiscal years ended December 31, 2023, 2024 and 2025.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Compensation Actually Paid vs Net Income (Loss)
Compensation Actually Paid (thousands)
$20,000
$15,000
$10,000
$5,000
$0
Net Income (Loss) (millions)
$800
$400
$0
-$400
-$800
2023
2024
2025
Mr. Riley
Mr. Kelleher
Average for Non-PEO NEOs
Net Income (Loss)

Compensation Actually Paid vs Total Shareholder Return
Compensation Actually Paid (in thousands)
$20,000
$15,000
$10,000
$5,000
$0
Cumulative TSR
(value of initial $100 investment)
$200
$150
$100
$50
$0
2022
2023
2024
2025
Mr. Riley
Mr. Kelleher
Average for Non-PEO NEOs
BRC Group Holdings,Inc.

DIRECTOR COMPENSATION

We use cash and equity-based compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that members of the Board expend in fulfilling their duties to us, the skill level required of such members and other relevant information. The Compensation Committee and the Board have the primary responsibility for reviewing, considering any revisions to, and approving director compensation. We do not pay our employee directors for board service in addition to their regular employee compensation.

As approved by our Compensation Committee and effective December 1, 2025, each of our non-employee directors will receive annual fees of $100,000 in cash, payable in quarterly installments, and $100,000 in equity in the form of RSUs granted under the 2021 Plan. Non-employee director RSUs generally vest on the one-year anniversary of grant, subject to the director’s continued service through such date, with accelerated vesting upon a change in control.

In addition to the foregoing, the chairpersons of the Audit Committee, the Compensation Committee and the ESG Committee will receive annual fees of $25,000, $20,000 and $15,000, respectively, and each of our non-employee directors that is a member of the Audit Committee, Compensation Committee and ESG Committee will receive annual fees of $10,000, $10,000 and $5,000, respectively.

In August 2024, the Compensation Committee approved an annual equity award of RSUs for service from the 2024 annual stockholders meeting on June 21, 2024 through June 21, 2025 (with a June 21, 2025 vesting date) and provided that such award would be granted promptly following the date on which such awards could be permissibly granted under the 2021 Plan. As our Annual Report on Form 10-K (as amended by our 10K/A) has now been filed which has brought the Company’s S-8 registration statements current and the vesting date has passed, it is now permissible for the Company to issue 3,660 shares in respect of these awards to each non-employee director and the Company will do so as soon as practicable.

On April 3, 2026, the Compensation Committee approved and granted an annual equity award of RSUs intended to compensate directors for service during 2025-2026. These RSUs will vest at the 2026 annual stockholders meeting, subject to continued service on the Board through such vesting date.

In addition, in recognition for extraordinary service during the past few years, each non-employee director will receive a special award of $225,000 in equity in the form of RSUs granted under the 2021 Plan (each, a “Special Equity Award”). The Special Equity Awards will vest on the one-year anniversary of the grant date, provided that the award will continue to vest if a non-employee director ceases to provide services to the Board after the annual meeting of stockholders following the grant date due to such non-employee director’s retirement from the Board. For non-employee directors, “retirement” means the director’s voluntary cessation of service when the director’s age plus years of service equals at least 65 and the director is at least 55 years of age.

From January 1, 2025 through March 3, 2025, Tammy Brandt, Renée E. LaBran and Mimi K. Walters received monthly fee of $15,000 for serving on a special committee established by the Company to review the take private proposal presented to the Board by Bryant Riley. Effective March 3, 2025, the take private proposal was withdrawn by Mr. Riley and shortly thereafter the Special Committee was disbanded.

From time to time, our non-employee directors may receive additional compensation through equity compensation or otherwise at the discretion of the disinterested directors of the Board for extraordinary service relating to their capacity as members of the Board.

2025 Director Compensation Table

The following table summarizes the total compensation that members of the Board (other than directors who are named executive officers) earned during the fiscal year ended December 31, 2025 for services rendered as members of the Board.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Robert L. Antin	73,478			73,478
Tammy Brandt	102,273			102,273
Robert D’Agostino	82,663			82,663
Renée E. LaBran	109,162			109,162
Randall E. Paulson	82,663			82,663
Michael J. Sheldon	71,182			71,182
Mimi K. Walters	106,865			106,865

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(1)      Bryant R. Riley, a member of the Board, our Chairman and Co-Chief Executive Officer, and Thomas J. Kelleher, a member of the Board and our Co-Chief Executive Officer are not included in this table because as employees Messrs. Riley and Kelleher received no additional compensation for services as directors for 2025. The compensation received by Messrs. Riley and Kelleher as our employees is shown in the summary compensation table provided above in “Executive Compensation-Summary Compensation Table.”

(2)      Non-employee directors did not receive an annual equity award for Fiscal 2025 in 2025. Instead, this award was approved and granted on April 3, 2026, when the Company was permitted to grant awards under its 2021 Plan. As of December 31, 2025, none of the non-employee directors held outstanding equity awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the shares of our common stock as of March 26, 2026, by (i) each person we know to be the beneficial owner of 5% or more of the outstanding shares of our common stock (ii) each named executive officer listed in the Summary Compensation Table; (iii) each of our directors; and (iv) all of our executive officers and directors as a group.

	Shares Beneficially Owned(2)
Name or Group of Beneficial Owners(1)	Number	Percent
Directors and Named Executive Officers:
Bryant R. Riley(3)	6,958,164	20.0%
Thomas J. Kelleher(4)	1,017,510	2.9%
Phillip J. Ahn(5)	249,226	*
Scott Yessner(6)	100,000	*
Andrew Moore(7)	259,585	*
Alan N. Forman	133,656	*
Robert L. Antin(8)	313,850	*
Tammy Brandt	24,550	*
Robert D’Agostino	178,925	*
Renée E. LaBran	25,089	*
Randall E. Paulson	337,334	1.0%
Mimi K. Walters	28,617	*
Executive officers and directors as a group (13 persons):	9,684,665	27.8%
5%+ Stockholders:
Daniel Asher and DBA Trading, LLC(9)	3,017,041	8.7%

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*        Represents less than 1%.

(1)      Unless otherwise indicated, the business address of each holder is c/o BRC Group Holdings, Inc., 11100 Santa Monica Boulevard, Suite 800, Los Angeles, California 90025.

(2)      Applicable percentage ownership is based on 34,798,366 shares of our common stock outstanding as of March 26, 2026. Beneficial ownership is determined in accordance with the rules of the SEC and is based on voting and investment power with respect to shares, subject to the applicable community property laws. Shares of our common stock subject to options or other contractual rights currently exercisable, or exercisable within 60 days after March 26, 2026, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(3)      Represents 6,759,095 of our common shares beneficially owned by Mr. Riley directly or jointly with his wife; 70,151 of our common shares beneficially owned by Mr. Riley in custodial accounts for his children; and 128,918 of our common shares held of record by the B. Riley and Co., LLC 401(k) Profit Sharing Plan FBO Bryant Riley, which we refer to as the Riley profit sharing plan. Mr. Riley previously pledged as collateral a total of 5,804,124 shares in favor of Axos Bank, as approved by our Board of Directors on February 27, 2019, and pursuant to the terms of a Credit Agreement and Pledge Agreement each dated as of March 19, 2019, and amended in 2023. As reported on Schedule 13D filed February 13, 2026 and March 19, 2026, Axos bank released 3,122,537 and 2,681,587, respectively, of the pledged shares and, the Credit Agreement and Pledge Agreement were terminated. Currently, none of Mr. Riley’s shares are pledged. The business address of each of Mr. Riley, and the Riley profit-sharing plan is 11100 Santa Monica Boulevard, Suite 800, Los Angeles, California 90025.

(4)      Represents 65,289 of our common shares beneficially owned by Mr. Kelleher, 902,288 of our common shares held of record by Mr. Kelleher and M. Meighan Kelleher as trustees for the Kelleher Family Trust, 34,118 of our common shares held by Mr. Kelleher’s self-directed IRA, Thomas John Kelleher IRA, 5,600 of our common shares held with dispositive power for Mary Meighan Kelleher IRA, 3,405 of our common shares held with dispositive power for Lyndsey Kelleher, 3,405 of our common shares held with dispositive power for Kaitlin Kelleher and 3,405 of our common shares held with dispositive power for Mackenna Kelleher.

(5)      Mr. Ahn resigned effective as of June 3, 2025.

(6)      Mr. Yessner joined the Company on June 3, 2025 as Executive Vice President and Chief Financial Officer.

(7)      Mr. Moore was not re-appointed as an executive officer of the Company, but continued to serve as the Co-Chief Executive Officer of B. Riley Securities, Inc. from September 18, 2025 to January 2, 2026, at which time his position changed to Chairman of the Board of B. Riley Securities Holdings, Inc.

(8)      Represents 80,495 of our common shares beneficially owned by Mr. Antin, 200,000 shares held of record by Robert L. Antin and Patti Antin as Trustees for the Robert and Patti Antin Living Trust, and 15,000 shares held of record by The Bob and Patti Antin Family Foundation over which Mr. Antin has voting and dispositive power.

(9)      Based on a Schedule 13G filed by Daniel Asher and DBA Trading, LLC on March 16, 2026 (“DBA Trading 13G”). Based solely on the DBA Trading 13G, Daniel Asher and DBA Trading, LLC have shared voting power and shared dispositive power with respect to 3,017,041 shares of the Company’s common stock. The principal business address of DBA Trading, LLC is: 1011 Lake Street, Suite 311, Oak Park, IL 60301.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of The Nasdaq Stock Market, LLC, and the rules of the SEC. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. The Company’s independent public accountants are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2025 with management and BDO, the Company’s independent public accountants for 2025. The Audit Committee discussed with BDO the matters required to be discussed by the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee received the written disclosures and the letter from BDO required by the applicable requirements of the Public Company Accounting Oversight Board, and it discussed with BDO their independence from the Company.

The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the Company’s independent public accountants. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s independent public accountants meet the applicable standards for independent public accountants independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K (as amended by the Company’s 10K/A) for the year ended December 31, 2025, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Randall E. Paulson Robert D’Agostino Renée E. LaBran

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If one set of materials is sent to your household and you would prefer to receive additional sets, or if more than one set is sent to your household and you would prefer to receive one sent, please notify your broker, direct your written request to BRC Group Holdings, Inc., c/o Corporate Secretary, 11100 Santa Monica Boulevard, Suite 800, Los Angeles, California 90025 or call Investor Relations at (310) 966-1444.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2027 proxy statement, a stockholder’s proposal must be received by us no later than December 10, 2026 unless the date of our 2027 Annual Meeting of Stockholders is more than 30 days before or after May 19, 2027 (the one-year anniversary date of the Annual Meeting), in which case such proposals must be received by the Company a reasonable time before the Company begins to print and send applicable proxy materials. In addition, stockholder proposals must otherwise comply with Rule 14a-8 under the Exchange Act.

Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting of stockholders for our 2027 annual meeting of stockholders, or March 20, 2027 and February 18, 2027, unless the date of the 2027 annual meeting of stockholders is more than 30 days before or 70 days after the one-year anniversary of the Annual Meeting, in which case notice by the stockholder must be delivered not earlier than 90 days prior to the annual meeting and not later than the later of (a) 60 days prior to such annual meeting or (b) the tenth day following the date on which we first make a public announcement of the date of the annual meeting. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 20, 2027.

While our board will consider proper stockholder proposals that are properly brought before the annual meeting, we reserve the right to omit from our 2027 proxy statement stockholder proposals that we are not required to include under the Exchange Act.

ANNUAL REPORT

Our 2025 Annual Report on Form 10K/A accompanies the proxy materials being made available to all stockholders. We will provide, without charge, copies of our 2025 Annual Report on Form 10-K (as amended by our 10K/A) upon the receipt of a written request by any stockholder.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at our annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Bryant R. Riley
Chairman and Co-Chief Executive Officer

PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or telephone. Vote Your Proxy on the Internet: Go to www.AALvote.com/BRC Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX As a stockholder of BRC GROUP HOLDINGS, INC. (the “Company”) you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 8:59 p.m. PT on May 18, 2026. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. BRC GROUP HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 19, 2026 AT 8:00 A.M. PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRC GROUP HOLDINGS, INC. The undersigned hereby appoints Bryant R. Riley and Scott Yessner and each of them as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them to vote all of the shares of stock of BRC GROUP HOLDINGS, INC. which the undersigned may be entitled to vote at the Annual Meeting to be held virtually by Internet webcast at 8:00 a.m., PT, on May 19, 2026 and any adjournment or postponement thereof. In order to attend the meeting, you must register at https://web.viewproxy.com/BRC/2026 by 8:59 p.m. PT on May 18, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled “Important Information About Annual Meeting and Voting – How Do I Vote?” UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3. FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. OTHER MATTERS: The Board of Directors knows of no other matters that will be presented for consideration at our annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 19, 2026: The Proxy Statement and Annual report are available at: https://web.viewproxy.com/BRC/2026 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” each of the Directors in Proposal 1, “FOR” Proposals 2 and 3. Your Board of Directors recommends a vote FOR all the nominees listed in Proposal 1. Please mark your votes like this 1. To elect seven (7) directors to hold office for a one-year term to expire at the Company’s 2027 Annual Meeting of Stockholders or until their successors are elected and duly qualified. 1. ELECTIONS OF DIRECTORS: FOR AGAINST ABSTAIN (1) Robert L. Antin (2) Tammy Brandt (3) Thomas J. Kelleher (4) Renée E. LaBran (5) Randall E. Paulson (6) Bryant R. Riley (7) Mimi K. Walters Your Board of Directors recommends a vote FOR Proposals 2 and 3. 2. To ratify the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. FOR AGAINST ABSTAIN 3. To approve, on an advisory basis, the compensation of our named executive officers. FOR AGAINST ABSTAIN